                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12

                           WESTFIELD FINANCIAL, INC.
                (Name of Registrant as Specified In Its Charter)

_______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
_______________________________________________________________________________
      (2)   Aggregate number of securities to which transaction applies:
_______________________________________________________________________________
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.):
_______________________________________________________________________________
      (4)   Proposed maximum aggregate value of transaction:
_______________________________________________________________________________
      (5)   Total fee paid:
_______________________________________________________________________________

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
_______________________________________________________________________________
      (2)   Form, Schedule or Registration Statement No.:
_______________________________________________________________________________
      (3)   Filing Party:
_______________________________________________________________________________
      (4)   Date Filed:
_______________________________________________________________________________

                       WESTFIELD FINANCIAL, INC. [LOGO]

                                                              June 18, 2007

Dear Shareholder:

      You are cordially invited to attend the Annual Meeting of Shareholders of Westfield Financial, Inc., the holding company for Westfield Bank, which will be held on July 19, 2007 at 10:00 a.m., Eastern Time, at the Sheraton Springfield Monarch Place Hotel, located at 1 Monarch Place, Springfield, Massachusetts 01144.

      The attached Notice of Annual Meeting of Shareholders and proxy statement describe the formal business that we will transact at the annual meeting. In addition to the formal items of business, management will report on the operations and activities of Westfield Financial and Westfield Bank, and you will have an opportunity to ask questions.

      The Board of Directors of Westfield Financial has determined that an affirmative vote on the matters to be considered at the annual meeting is in the best interests of Westfield Financial and its shareholders and unanimously recommends a vote "FOR" these matters.

      Please complete, sign and return the enclosed proxy card promptly, whether or not you plan to attend the annual meeting. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the annual meeting but will assure that your vote is counted if you cannot attend.

      On behalf of the Board of Directors and the employees of Westfield Financial and Westfield Bank, we thank you for your continued support and look forward to seeing you at the annual meeting.

                                       Sincerely yours,

                                       /s/ Donald A. Williams

                                       Donald A. Williams
                                       Chairman and Chief Executive Officer

          IF YOU HAVE ANY QUESTIONS, PLEASE CALL US AT (413) 568-1911

                           WESTFIELD FINANCIAL, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    Date:     Thursday, July 19, 2007
                    Time:     10:00 a.m., Eastern Time
                    Place:    Sheraton Springfield Monarch Place Hotel
                              1 Monarch Place
                              Springfield, Massachusetts 01144

      At our 2007 Annual Meeting of Shareholders, we will ask you to:

      1. Elect the following individuals to serve as directors for a term of office stated next to the individual nominee's name:

            Nominees                     Term to Expire
            -------------------          --------------

            Victor J. Carra                   2010

            Richard C. Placek                 2010

            Charles E. Sullivan               2010

      2.    Approve the Westfield Financial, Inc. 2007 Stock Option Plan;

      3. Approve the Westfield Financial, Inc. 2007 Recognition and Retention Plan; and

      4. Transact such other business as may properly come before the annual meeting, and any adjournment or postponement thereof. Please note that at this time we are not aware of any such business.

      The Board of Directors has fixed May 31, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

                                       By Order of the Board of Directors,

                                       /s/ Donald A. Williams

                                       Donald A. Williams
                                       Chairman and Chief Executive Officer

Westfield, Massachusetts
June 18, 2007

===============================================================================
You are cordially invited to attend the annual meeting. It is important that your shares be represented regardless of the number of shares you own. The Board of Directors urges you to sign, date and mark the enclosed proxy card promptly and return it in the enclosed envelope. Returning the proxy card will not prevent you from voting in person if you attend the annual meeting.
===============================================================================

                           WESTFIELD FINANCIAL, INC.
                                 141 Elm Street
                         Westfield, Massachusetts 01085
                                 (413) 568-1911

                            PROXY STATEMENT FOR THE
                      2007 ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held on July 19, 2007

                      INFORMATION ABOUT THE ANNUAL MEETING

General

      Westfield Financial, Inc., a Massachusetts-chartered stock holding company, is registered as a savings and loan holding company with the Office of Thrift Supervision and owns all of the capital stock of Westfield Bank. Westfield Financial's common stock is listed on the American Stock Exchange under the symbol "WFD." As used in this proxy statement, "we", "us" and "our" refer to Westfield Financial and/or its subsidiaries, depending on the context. The term "annual meeting," as used in this proxy statement, includes any adjournment or postponement of such meeting.

      We have sent you this proxy statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the annual meeting. This proxy statement summarizes the information you will need to know to cast an informed vote at the annual meeting. You do not need to attend the annual meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card and your votes will be cast for you at the annual meeting. This process is described below in the section entitled "Voting Rights."

      We began mailing this proxy statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy card on or about June 18, 2007 to all shareholders entitled to vote. If you owned common stock of Westfield Financial at the close of business on May 31, 2007, the record date, you are entitled to vote at the annual meeting. On the record date, there were 31,926,587 shares of common stock outstanding.

Voting Rights

      You are entitled to one vote at the annual meeting for each share of the common stock of Westfield Financial that you owned at the close of business on May 31, 2007. The number of shares you own (and may vote) is listed at the top of the back of the proxy card.

      You may vote your shares at the annual meeting in person or by proxy. To vote in person, you must attend the annual meeting and obtain and submit a ballot, which we will provide to you at the annual meeting. To vote by proxy, you must complete, sign and return the enclosed proxy card. If you properly complete your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares FOR the proposal identified in the Notice of Annual Meeting of Shareholders.

      If any other matter is presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board of Directors determines. As of the date of this proxy statement, we know of no other matters that may be presented at the annual meeting, other than that listed in the Notice of Annual Meeting of Shareholders.

Quorum

      A quorum of shareholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of common stock entitled to vote are represented in person or by proxy at the annual meeting, a quorum will exist. We will include proxies marked as abstentions and broker non-votes to determine the number of shares present at the annual meeting.

Vote Required

      Proposal 1: Election of Directors. The nominees for director who receive the most votes will be elected. So, if you do not vote for a nominee, or you indicate "withhold authority" for any nominee on your proxy card, your vote will not count "for" or "against" the nominee. You may not vote your shares cumulatively for the election of directors.

      Proposal 2: Adoption of the Westfield Financial, Inc. 2007 Stock Option Plan. The affirmative vote of the holders of a majority of the shares eligible to be cast in person or by proxy at the annual meeting is required to pass this proposal. If you "abstain" from voting or do not cast your vote, it will have the same effect as a vote "against" this proposal.

      Proposal 3: Adoption of the Westfield Financial, Inc. 2007 Recognition and Retention Plan. The affirmative vote of the holders of a majority of the shares eligible to be cast in person or by proxy at the annual meeting is required to pass this proposal. If you "abstain" from voting or do not cast your vote, it will have the same effect as a vote against this proposal.

Effect of Broker Non-Votes

      If your broker holds shares that you own in "street name," the broker may vote your shares on the proposal listed above even if the broker does not receive instructions from you. If your broker does not vote on the proposal this will constitute a "broker non-vote." A broker non-vote would have no effect on the outcome of Proposal 1 because only a plurality of votes cast is required to elect a director. However, a broker non-vote would have the same effect as a vote "against" Proposals 2 and 3.

Confidential Voting Policy

      Westfield Financial maintains a policy of keeping shareholder votes confidential. Only our Inspector of Election and certain employees of our independent tabulating agent examine the voting materials. We will not disclose your vote to management unless it is necessary to meet legal requirements. Our independent tabulating agent will, however, forward any written comments that you may have to management.

Revoking Your Proxy

      You may revoke your grant of proxy at any time before it is voted by:

      o     filing a written revocation of the proxy with the Secretary;
      o     submitting a signed proxy card bearing a later date; or

      o attending and voting in person at the annual meeting, but you also must file a written revocation with the Secretary of the annual meeting prior to the voting.

      If your shares are not registered in your own name, you will need appropriate documentation from your shareholder of record to vote personally at the annual meeting. Examples of such documentation include a broker's statement, letter or other document that will confirm your ownership of shares of Westfield Financial.

Solicitation of Proxies

      Westfield Financial will pay the costs of soliciting proxies from its shareholders. Directors, officers or employees of Westfield Financial and Westfield Bank may solicit proxies by mail, telephone and other forms of communication. We will also reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

      We have retained Georgeson Inc. to solicit proxies in connection with the annual meeting . We have agreed to pay Georgeson Inc. a base fee of $6,500 plus out of pocket expenses. The aggregate fee will vary considerably based on the number and length of telephone solicitations made. We have also agreed to reimburse Georgeson Inc. for its expenses for such solicitation services. We will request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such firms for reasonable expenses incurred in connection therewith. We will bear all costs of solicitation.

Interests of Persons in Matters to be Acted Upon

      Our directors, officers and employees may be granted restricted stock awards, stock options or other award under the Westfield Financial, Inc. 2007 Stock Option Plan and the Westfield Financial, Inc. 2007 Recognition and Retention Plan, both of which are being presented for shareholder approval at the annual meeting. As a result, our directors, officers and employees have a personal interest in the outcome of the vote.

Obtaining an Annual Report on Form 10-K

      If you would like a copy of our Annual Report on Form 10-K and audited financials for the fiscal year ended December 31, 2006, filed with the Securities and Exchange Commission ("SEC"), we will send you one (without exhibits) free of charge. Please write to Philip R. Smith, Secretary, Westfield Financial, Inc., 141 Elm Street, Westfield, Massachusetts 01085. The Annual Report on Form 10-K is also available on the SEC's website at www.sec.gov.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Shareholders of Westfield Financial

      The following table contains common stock ownership information for persons known to Westfield Financial to "beneficially own" 5% or more of Westfield Financial's common stock as of May 31, 2007. In general, beneficial ownership includes those shares that a person has the power to vote, sell or otherwise dispose of. Beneficial ownership also includes that number of shares that an individual has the right to acquire within 60 days (such as stock options) after May 31, 2007. Two or more persons may be considered the beneficial owner of the same shares. Westfield Financial obtained the information provided in the following table from filings with the SEC and from Westfield Financial.

                              Name and Address of            Amount and Nature of
  Title of Class                Beneficial Owner             Beneficial Ownership    Percent
------------------    -----------------------------------    --------------------    -------
Common Stock,         Employee Stock Option Plan Trust of        2,027,029(1)          6.3%
   par value $0.01         Westfield Financial, Inc.
   per share                     141 Elm Street
                              Westfield, MA 01085

--------------------
(1)   The Employee Stock Ownership Plan of Westfield Financial, Inc. (the
      "ESOP") is a tax qualified employee stock ownership plan under the
      Employee Retirement Income Security Act of 1974, as amended ("ERISA"), with individual accounts for the accrued benefits of participating employees and their beneficiaries. The ESOP is administered by an ESOP
      Committee ("ESOP Committee"). The ESOP's assets are held in trust by
      First Bankers Trust Services, Inc., as plan trustee (the "Plan Trustee").
      The number of shares listed as beneficially owned represents the entire number of shares of Westfield Financial common stock held by the Plan
      Trustee as of May 31, 2007. As of May 31, 2007, 285,455 of such shares of
      Westfield Financial common stock had been allocated to individual accounts established for participating employees and their beneficiaries, and 1,741,574 of such shares were held, unallocated, for allocation in future years. In general, participating employees and their beneficiaries have the power and authority to direct the voting of shares of Westfield
      Financial common stock allocated to their individual accounts. The ESOP, through the Plan Trustee, has shared voting power over unallocated
      Westfield Financial common stock. Any unallocated Westfield Financial common stock is generally required to be voted by the Plan Trustee in the same proportion as Westfield Financial common stock which has been allocated to Participants is directed to be voted. The reporting person, through the Plan Trustee (who is instructed by the ESOP Committee) shares dispositive power over all unallocated Westfield Financial common stock held by the ESOP. The ESOP, acting through the Plan Trustee (who is instructed by the ESOP Committee) shares dispositive power over allocated
      Westfield Financial common stock with participating employees and their beneficiaries, who have the right to determine whether Westfield
      Financial common stock allocated to their respective accounts will be tendered in response to a tender offer but otherwise have no dispositive power. Any unallocated Westfield Financial common stock is generally required to be tendered by the Plan Trustee in the same proportion as
      Westfield Financial common stock which has been allocated to Participants is directed to be tendered. In limited circumstances, ERISA may confer upon the Plan Trustee the power and duty to control the voting and tendering of Westfield Financial common stock allocated to the accounts of participating employees and beneficiaries who fail to exercise their voting and/or tender rights. The ESOP disclaims voting power with respect to such allocated Westfield Financial common stock.

Security Ownership of Management

      The following table shows the number of shares of Westfield Financial's common stock beneficially owned by each director, each executive officer appearing in the "Summary Compensation Table," and all directors and executive officers of Westfield Financial as a group, as of May 31, 2007. The information disclosed in the following table and the accompanying footnotes has been adjusted to reflect the exchange of all shares of common stock in the second-step conversion pursuant to an exchange ratio of 3.28138 per share. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock listed next to his or her name.

                                                          Amount and Nature of          Percent of
    Name of Beneficial            Position with                Beneficial                 Common
          Owner                Westfield Financial      Ownership(1)(2)(3)(4)(5)    Stock Outstanding
-------------------------    -----------------------    ------------------------    -----------------
Victor J. Carra              Director                           108,106(6)                  *
David C. Colton, Jr.         Director                            78,474(7)                  *
Robert T. Crowley, Jr.       Director                            72,266(8)                  *
James C. Hagan               President and Chief                 96,844                     *
                             Operating Officer
Michael J. Janosco, Jr.      Chief Financial Officer            421,284(9)                 1.3%
                             and Treasurer
Rebecca A. Kozaczka          Vice President                      62,656                     *
Harry C. Lane                Director                            64,062                     *
William H. McClure           Director                            77,907(10)                 *
Alan J. Miles, III           Senior Vice President               19,043                     *
                             and Chief Lending
                             Officer
Mary C. O'Neil               Director                            61,875(11)                 *
Richard C. Placek            Director                            80,472(12)                 *
Paul R. Pohl                 Director                            91,857(13)                 *
Charles E. Sullivan          Director                            90,032(14)                 *
Thomas C. Sullivan           Director                           146,097                     *
Donald A. Williams           Chairman and Chief                 710,402(15)                2.2%
                             Executive Officer
Other Executive Officers                                      1,832,996(16)                5.7%
 and ESOP

All Executive Officers                                        3,957,591                   12.0%
 and Directors as a Group
 (18 Persons)

--------------------
* Less than 1.0% of the total outstanding shares of common stock.

(1)   See "Principal Shareholders of Westfield Financial" for definition of
      "beneficial ownership."

(2)   Based on a total of 32,863,053 shares of Westfield Financial's Common
      Stock outstanding as of May 31, 2007.

                                       5

(3) Includes unvested shares of restricted stock awards held in trust as part of the Westfield Financial, Inc. 2002 Recognition and Retention Plan (the
      "RRP"), with respect to which the beneficial owner has voting but not investment power as follows: Messrs. Colton, Crowley, Lane, McClure,
      Placek, Pohl, C. Sullivan, T. Sullivan and Ms. O'Neil each -- 3,281 shares; Mr. Hagan -- 6,563 shares; Mr. Janosco -- 19,294 shares; Ms.
      Kozaczka -- 5,578 shares; Mr. Miles -- 656 shares and Mr. Williams --
      32,157 shares.

(4) Includes shares allocated to the account of the individuals under the Westfield Financial, Inc. Employee Stock Ownership Plan (the "ESOP") with respect to which each individual has voting but not investment powers as follows; Mr. Carra -- 6,634 shares; Mr. Janosco -- 8,154 shares; Mr.
      Hagan -- 6,526 shares; Ms. Kozaczka -- 4,561 shares; Mr. Miles -- 4,931 shares and Mr. Williams -- 8,861 shares. Includes shares held in trust in Westfield Bank's 401(k) Plan as to which each participant has investment but not voting powers as follows: Mr. Carra -- 44,423 shares; Mr. Hagan
      -- 6,764 shares; Mr. Janosco -- 17,000 shares; Ms. Kozaczka -- 5,252 shares; Mr. Miles -- 5,909 shares and Mr. Williams -- 34,756 shares.

(5) Includes 42,656 shares of common stock which may be acquired by each of Messrs. Colton, Crowley, Lane, McClure, Pohl, C. Sullivan, T. Sullivan and Ms. O'Neil and 34,127 shares of common stock which may be acquired by Mr. Placek pursuant to vested options granted to them under the 2002
      Stock Option Plan (the "Stock Option Plan"). Also includes shares of common stock which may be acquired pursuant to vested options issued under the Stock Option Plan as follows: Mr. Hagan -- 39,375 shares; Mr.
      Janosco -- 236,256 shares; Ms. Kozaczka -- 29,530 shares; Mr. Miles --
      4,922 shares and Mr. Williams -- 393,765 shares.

(6) Includes 2,263 shares held in an individual retirement account ("IRA") for the benefit of Mr. Carra's spouse, 2,723 shares held in an IRA for the benefit of Mr. Carra, and 24,935 shares held jointly with Mr. Carra's spouse.

(7) Includes 4,698 shares held in an IRA for the benefit for Mr. Colton's spouse, 3,071 shares held in an IRA for the benefit of Mr. Colton, and 1,640 shares held jointly with Mr. Colton's spouse.

(8)   Includes 8,203 shares held jointly with Mr. Crowley's spouse.

(9) Includes 66,543 shares held jointly with Mr. Janosco's spouse and 54,742 shares held in an IRA for the benefit of Mr. Janosco.

(10)  Includes 9,844 shares held jointly with Mr. McClure's spouse.

(11) Includes 1,500 shares held jointly by Ms. O'Neil's spouse and 1,312 shares held jointly with Ms. O'Neil's spouse.

(12)  Includes 19,235 shares held by Mr. Placek's spouse.

(13)  Includes 32,796 shares held jointly with Mr. Pohl's spouse.

(14)  Includes 13,844 shares held in an IRA for the benefit of Mr. Sullivan.

(15) Includes 67,924 shares held jointly with Mr. Williams' spouse, 18,539 shares held in an IRA for the benefit of Mr. Williams, 18,769 shares held in an IRA for the benefit of Mr. Williams' spouse and 7,000 shares held by the Karen F. Williams Family Trust.

(16) The figures shown for each of the executive officers named in the table do not include 1,741,574 shares held in trust pursuant to the ESOP that have not been allocated as of May 31, 2007 to any individual's account and as to which each of the executive officers named in the table share voting powers with the other ESOP participants. The figure shown for all directors and executive officers as a group includes 1,741,574 shares as to which members of Westfield Financial's Compensation Committee
      (consisting of Messrs. Carra, Pohl and T. Sullivan) may be deemed to have sole investment power, except in limited circumstances, thereby causing each such member to be deemed a beneficial owner of such shares. Each of the members of the Compensation Committee disclaims beneficial ownership of such shares and, accordingly, such shares are not attributed to the members of the Compensation Committee individually. See "Benefit Plans --
      Employee Stock Ownership Plan."

                         _____________________________

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS
                         _____________________________

      Upon the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors has nominated the three individuals listed in the table below for election as directors at the annual meeting. All three nominees are currently serving on the Westfield Financial Board of Directors. If you elect all the nominees listed below, they will hold office until the annual meeting in 2010 or until their successors have been elected and qualified.

      We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason these nominees prove unable or unwilling to stand for election, the Board will nominate alternates or reduce the size of the Board of Directors to eliminate the vacancy. The Board has no reason to believe that its nominees would prove unable to serve if elected.

      Nominees                     Term to Expire
      -------------------          --------------

      Victor J. Carra                   2010

      Richard C. Placek                 2010

      Charles E. Sullivan               2010

                    INFORMATION ABOUT OUR BOARD OF DIRECTORS

General

      Westfield Financial's Board of Directors currently consists of eleven members. The Board of Directors oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board of Directors does not involve itself in the day-to-day operations of Westfield Financial. Westfield Financial's executive officers and management oversee our day-to-day operations. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board, which are held on a quarterly basis. Our directors also discuss business and other matters with key executives and our principal external advisers (legal counsel, auditors, financial advisors and other consultants).

      The name, age and length of service of each of our nominees and continuing members of the Westfield Financial Board of Directors is set forth below.

                                      Term             Position(s) Held with           Director
Nominees                  Age(1)    Expires             Westfield Financial            Since(2)
----------------------    ------    -------    ------------------------------------    --------
Victor J. Carra             66        2010                   Director                    1995

Richard C. Placek           67        2010                   Director                    1979

Charles E. Sullivan         63        2010                   Director                    1992

                                      Term             Position(s) Held with           Director
Continuing Directors      Age(1)    Expires             Westfield Financial            Since(2)
----------------------    ------    -------    ------------------------------------    --------
Robert T. Crowley, Jr.      58        2008                   Director                    1999

Harry C. Lane               68        2008                   Director                    1978

William H. McClure          71        2008                   Director                    1996

Paul R. Pohl                65        2008                   Director                    1999

David C. Colton, Jr.        63        2009                   Director                    1980

Mary C. O'Neil              71        2009                   Director                    1994

Donald A. Williams          62        2009     Chairman and Chief Executive Officer      1983

                                      Term             Position(s) Held with           Director
Retiring Director         Age(1)    Expires             Westfield Financial            Since(2)
----------------------    ------    -------    ------------------------------------    --------
Thomas C. Sullivan          73        2007                   Director                    1989

--------------------
(1)   At December 31, 2006.

(2) Includes terms served on the Board of Directors of Westfield Bank. All members of the current Board of Directors of Westfield Financial have served as directors since the company's inception in 2001.

Meetings of the Board of Directors

      The Board of Directors of Westfield Financial held four regular meetings and one special meeting during the fiscal year ended December 31, 2006. The Board of Directors of Westfield Bank held thirteen meetings during the fiscal year ended December 31, 2006. Each incumbent director attended at least 75% of the meetings of the Board of Directors, plus meetings of committees on which that particular director served during this period.

      It is Westfield Financial's policy that all directors and nominees should attend the annual meeting. At the 2006 Annual Meeting, six members of the Board of Directors were in attendance.

BIOGRAPHICAL INFORMATION

      The principal occupation and business experience of each nominee for election as director and each continuing director of Westfield Financial are set forth below.

Nominees

      Victor J. Carra served as Executive Vice President of Westfield Bank from 1998 until 2005, and as Executive Vice President of Westfield Financial from its inception in 2001 until 2005. Since 1975, Mr. Carra served in various capacities during his employment with Westfield Bank.

      Richard C. Placek is the Chairman of Commercial Distributing Company, located in Westfield Massachusetts. Mr. Placek has held this position since 1985. Prior to that, he served as General Manager.

      Charles E. Sullivan is the President of Charles E. Sullivan C.P.A., Inc., a public accounting firm located in West Springfield, Massachusetts. Mr. Sullivan has served in this capacity since 1979.

Continuing Directors

      The business experience of each director for at least the past five years is set forth below.

      David C. Colton, Jr. is the former owner and operator of The Colton Agency, Inc., an insurance agency located in Westfield, Massachusetts for the past 65 years. He recently sold the business and is serving as an independent consultant.

      Robert T. Crowley, Jr. is a Certified Public Accountant and the Managing Partner of the accounting firm of Downey, Sweeney, Fitzgerald & Co., P.C. The firm provides tax, accounting and auditing services to the public. Mr. Crowley has been a partner with this firm since 1980 and a Certified Public Accountant since 1979.

      Harry C. Lane is the President of John S. Lane & Son, Inc., a quarry and asphalt company located in Westfield, Massachusetts, incorporated in 1904. Mr. Lane has served in this capacity since 1986.

      William H. McClure is the President of the McClure Insurance Agency, Inc., a position he has held since December 1993. He is the owner of 51% of this insurance agency, which sells and services fire, casualty, life and health insurance. He is also an owner of 103 Van Deene Realty Trust, which is made up of a building located at that same address.

      Mary C. O'Neil is the former Vice President of Development and Community Relations at Noble Health Systems, located in Westfield, Massachusetts. Ms. O'Neil has held this position since 1993. Prior to that, she served as President of T.L. O'Neil Insurance Agency, Inc.

      Paul R. Pohl serves as the President and Owner of Chemi-Graphic, Inc., a name plate manufacturing company located in Ludlow, Massachusetts. Mr. Pohl has served in this capacity since 1964.

      Donald A. Williams served as President of Westfield Bank from 1983 through 2005 and Westfield Financial from its inception in 2001 through 2005. Mr. Williams has served as Chief Executive Officer of Westfield Bank since 1987 and Westfield Financial since its inception in 2001.

Retiring Director

      Thomas C. Sullivan is retiring from the Board of Directors of Westfield Financial and Westfield Bank in 2007. Mr. Sullivan has served as a director of Westfield Bank since 1989 and as a director of Westfield Financial since 2001. Mr. Sullivan is the former President and Chief Operating Officer of Sullivan Paper Co., Inc., located in West Springfield, Massachusetts. He retired from this position in 1998. Mr. Sullivan presently serves as a director of Sullivan Paper Co., Inc., a position he has held since 1959. He also serves as President and Director of Patriot Realty, located in Appleton, Wisconsin, and is the Vice President and Director of George Sullivan Realty, a realty company located in West Springfield, Massachusetts. Mr. Sullivan has served in these capacities since 1994 and 1970, respectively.

                    INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Business Experience of Executive Officers

      James C. Hagan, age 45, has served as President and Chief Operating Officer of Westfield Financial and Westfield Bank since June 2005. Prior to that, he served as Senior Vice President and Commercial Loan Department Manager of Westfield Bank from 1998. From 1994 through 1998, Mr. Hagan was a Vice President at Westfield Bank.

      Gerald P. Ciejka, age 46, was appointed Vice President of Westfield Financial and Westfield Bank on February 22, 2005. Mr. Ciejka also serves as General Counsel and Director of Human Resources of Westfield Financial and Westfield Bank. Mr. Ciejka was previously a partner at the Springfield, Massachusetts law firm of Bulkley, Richardson and Gelinas in the business organization and real estate departments. From 1997 to 2004, he served as branch manager and senior underwriting counsel for First American Title Insurance Company and Chicago Title Insurance Company.

      Michael J. Janosco, Jr., age 60, has served as the Chief Financial Officer and Treasurer of Westfield Bank since 1999 and of Westfield Financial since its inception in 2001. Mr. Janosco was previously a partner at KPMG Peat Marwick until his retirement in 1994. From 1994 to 1997, he served as the Chief Financial Officer and Treasurer of Primary Bank, located in Peterborough, New Hampshire. From October 1997 to March 1999, he was a consultant to various banks.

      Rebecca S. Kozaczka, age 56, has served as Vice President and Residential Loan Officer at Westfield Financial and Westfield Bank since 1989. She worked as a Mortgage Loan Officer and Assistant Vice President from 1985 until 1989.

      Deborah J. McCarthy, age 47, has served as Vice President of Westfield Financial and Westfield Bank since 2000. She is the Manager of the Operations and Information Systems Departments. She has worked for Westfield Bank in numerous capacities since 1979.

      Allen J. Miles, III, age 44, has served as Senior Vice President and Chief Lending Officer of Westfield Financial and Westfield Bank since August 2005. From 1998 to 2005 he served as Vice President and Commercial Loan Officer.

      Leo R. Sagan, Jr., age 44, has served as the Vice President and Controller of Westfield Financial and Westfield Bank since 2003. Prior to that he served as Controller of Westfield Financial and Westfield Bank from 2002 to 2003 and as Assistant Treasurer of Westfield Financial and Westfield Bank from 1999 to 2002.

                              CORPORATE GOVERNANCE

      Our Board of Directors has adopted corporate governance guidelines that contain a number of corporate governance initiatives designed to comply with American Stock Exchange listing standards, the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities and Exchange Commission.

Board of Directors Independence

      Westfield Financial has determined that Directors Crowley, Colton, Lane, McClure, O'Neil, Placek, Pohl, C. Sullivan and T. Sullivan are independent as defined under the American Stock Exchange listing standards. All members of the Audit Committee and Nominating and Corporate Governance Committee are independent as defined under the American Stock Exchange listing standards. Except for Director Carra, all members of the Compensation Committee are also independent as defined under the American Stock Exchange listing standards.

      Annually, the Board of Directors reviews the relationships that each director has with us and our affiliates, as well as the criteria and standards for determining independence. Upon review, the Board of Directors affirmatively determines which directors are independent.

Code of Ethics

      Westfield Financial has adopted a Conflict of Interest Policy and Code of Conduct, which applies to all employees and officers of Westfield Financial and Westfield Bank. Westfield Financial has also adopted a Code of Ethics for Senior Financial Officers of Westfield Financial, Inc., which applies to Westfield Financial's principal executive officer, principal financial officer, principal accounting officer or controller or person performing similar functions for Westfield Financial and Westfield Bank, and which requires compliance with the Conflict of Interest Policy and Code of Conduct. The Code of Ethics for Senior Financial Officers of Westfield Financial meets the requirements of a "code of ethics" as defined by Item 406 of Regulation S-K. The Code of Ethics for Senior Financial Officers was filed as Exhibit 14.1 to the Form 10-K filed with the SEC on March 15, 2003. There have been no amendments to the Code of Ethics since that time.

Committees of the Board

      The Board of Directors of Westfield Financial has established the following committees:

      Executive Committee. The Executive Committee exercises the powers of the Board of Directors between Board meetings. The Executive Committee consists of Directors Colton, Lane, O'Neil, C. Sullivan and Williams. The Executive Committee of Westfield Financial did not meet during the 2006 fiscal year; however, the Executive Committee of Westfield Bank, which serves the same functions and has the identical make-up, met forty-two times during the year ended December 31, 2006.

      Audit Committee. The Audit Committee is chaired by Director Placek, with Directors Crowley and McClure as members. The Audit Committee assists the Board by overseeing the audit coverage and monitoring the accounting, financial reporting, data processing, regulatory and internal control environments. The primary duties and responsibilities of the Audit Committee are to: (1) oversee and monitor the financial reporting process and internal controls system; (2) review and evaluate the audit performed by outside auditors and report any substantive issues found during the audit to the Board; (3) appoint, compensate and oversee the work of the independent auditors; (4) review and approve all transactions with affiliated parties; and (5) provide an open avenue of communication among the independent auditors, financial and senior management, the internal audit department and the Board. All members of the Audit Committee are independent directors as defined under the American Stock Exchange listing standards. Westfield Financial believes that Mr. Crowley qualifies as an Audit Committee Financial Expert as that term is defined by Securities and Exchange Commission regulations. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which was attached as Appendix A to the proxy statement filed with the SEC on April 15, 2005.

      Compensation Committee. The Compensation Committee provides advice and recommendations to the Board of Directors in the areas of employee salaries and benefit programs. The Compensation Committee consists of Directors Carra, Pohl and T. Sullivan with Director Sullivan serving as Chairperson of the Committee. Directors Pohl and Sullivan are independent as defined in the American Stock Exchange listing standards. Director. Carra served as Executive Vice President of Westfield Financial from 2001 until his retirement in July 2005, and as a result does not currently qualify as an independent director under American Stock Exchange standards. Under the exception set forth in the American Stock Exchange listing standard for Compensation Committee members, the Board of Directors of Westfield Financial determined that Director Carra's appointment to the Compensation Committee is in the best interests of Westfield Financial and its stockholders, based on his longstanding commitment to Westfield Financial and his extensive knowledge of its compensation and benefits program. Under the rules of the American Stock Exchange, Director Carra may not serve on the Compensation Committee for more than two years.

      Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee (the "Nominating Committee") reviews and recommends nominees for election as directors and develops and recommends to the Board corporate governance guidelines. Directors O'Neil, Pohl and T. Sullivan are members of the Nominating Committee. All members of the Nominating Committee are independent directors as defined under the American Stock Exchange listing standards. The Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee, a copy of which was attached as Appendix A to the proxy statement filed with the SEC on April 14, 2006.

      In accordance with Westfield Financial's bylaws, nominations of individuals for election to the Board at an annual meeting of shareholders may be made by any shareholder of record of Westfield Financial entitled to vote for the election of directors at such meeting who provides timely notice in writing to the Secretary of Westfield Financial. To be timely, a shareholder's notice must be delivered to or received by the Secretary not less than one hundred twenty (120) calendar days in advance of the anniversary date of Westfield Financial's proxy statement released to shareholders in connection with the previous year's annual meeting of shareholders. The shareholder's notice to the Secretary must set forth certain information regarding the proposed nominee and the shareholder making such nomination. If a nomination is not properly brought before the meeting in accordance with Westfield Financial's bylaws, the Chairman of the meeting may determine that the nomination was not properly brought before the meeting and shall not be considered. For additional information about Westfield Financial's director nomination requirements, please see Westfield Financial's bylaws.

      It is the policy of the Committee to select individuals as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the shareholders. Shareholder nominees are analyzed by the Committee in the same manner as nominees that are identified by the Committee. Westfield Financial does not pay a fee to any third party to identify or evaluate nominees.

      Victor J. Carra, Richard C. Placek and Charles E. Sullivan were each nominated by the Nominating Committee. As of the date of this proxy statement, the Nominating and Corporate

Governance Committee had not received any shareholder recommendations for nominees in connection with the 2007 Annual Meeting.

Compensation Committee Interlocks

      None of the executive officers of Westfield Financial served as a member of another entity's Board of Directors or as a member of the compensation committee (or other board committee performing equivalent functions) during 2006, which entity had an executive officer serving on the Board of Directors or as a member of the Compensation Committee of Westfield Financial. There are no interlocking relationships between Westfield Financial and other entities that might affect the determination of the compensation of our executive officers. Shareholder Communications with our Board of Directors

      Shareholders may contact Westfield Financial's Board of Directors by contacting Philip R. Smith, Secretary, at Westfield Financial, Inc., 141 Elm Street, Westfield, Massachusetts 01085 or at (413) 568-1911. All comments will be forwarded directly to the Board of Directors.

                      COMPENSATION DISCUSSION AND ANALYSIS

General Philosophy and Overall Program Objectives

      Westfield Financial strives to attract, retain and motivate qualified executives crucial to Westfield Financial's success. Westfield Financial's approach is to compensate executives commensurate with their experience, expertise and performance and to be competitive with the other comparative financial companies of similar size, complexities and business. Westfield Financial designs its compensation program to:

      o support its strategic plan by communicating what is expected of executives with respect to results and achievement;
      o     retain and recruit executive talent; and
      o     create financial strength and shareholder value.

      Westfield Financial seeks to achieve these objectives through the use of a base salary, annual bonus (short-term incentive) and grants of long-term, equity-based compensation such as stock options and restricted stock, deferred compensation and fringe benefits.

      Westfield Financial uses market comparisons for comparative financial companies of similar size, complexities and business as one factor in making compensation decisions along with individual contribution and performance, and importance of role and responsibilities as well as leadership and growth potential.

Compensation Components

      Base Salaries and Annual Bonuses for Named Executive Officers. The minimum salaries for two of the five executives officers named in the "Summary Compensation Table" are determined by employment agreements for the Chief Executive and Chief Financial Officers and any increase over these minimums, and salaries of the other executive officers are determined by the Compensation Committee based on a variety of factors, including:

      o the nature and responsibility of the position and, to the extent available, salary norms for persons in comparable positions at other financial institutions; and

      o the expertise of the individual executive and (except for their own compensation) the recommendations of the Chief Executive Officer and the President and Chief Operating Officer.

      Where not specified by contract, salaries are generally reviewed annually. In setting salaries, the Compensation Committee considers Westfield Financial's financial and market performance and individual performances and responsibilities.

      As in prior years, the compensation program provided for an annual cash bonus based on the company's performance as compared to its operating budget, which was prepared by company management and approved by the Board of Directors at the beginning of the fiscal year. Based on the degree of success, cash bonus percentage of base salary is created by the Compensation Committee at the end of the fiscal year and applied to each executive officer, as well as all other employees of Westfield Financial, on a uniform basis. In 2006, this bonus percentage was 10% of base salary.

      Stock-Based Incentives. The stock-based incentive program provides a periodic award that is both performance and retention based. The objective of the program is to align compensation for named executive officers over a multi-year period directly with the interests of shareholders of Westfield Financial by motivating and rewarding creation and preservation of long term shareholder value and relative shareholder return. The level of long-term incentive compensation is determined based on an evaluation of competitive market factors in conjunction with total compensation provided to named executive officers and the goals of the compensation program. Westfield Financial's long-term incentive compensation generally takes the form of a combination of restricted stock unit grants and option rewards. These two vehicles reward shareholder value creation in slightly different ways. Stock options (which have exercise prices equal to the market price at date of grant) reward named executive officers only if Westfield Financial's stock price increases. Restricted stock units are impacted by all stock price changes, so the value to named executive officers is affected by both increases and decreases in Company's stock price.

      It is the policy and part of the Compensation Committee's charter that neither the Compensation Committee, nor any member of Westfield Financial's management, shall backdate an equity grant under Westfield Financial's stock-based incentive program or manipulate the timing of a public release of material information with the intent of benefiting a grantee under an equity award. In furtherance of this policy the Compensation Committee, in order to ensure the integrity of awards granted under its stock-based incentive program, has adopted the June Board of Directors meeting as the annual grant date for such awards. Grants made outside of this annual grant date must be approved in writing by Westfield Financial's Chief Executive Officer and must be presented and approved at the next subsequent Board of Director's meeting and will be deemed granted on the first business day following approval by Westfield Financial's Board of Directors.

      Restricted Stock. Restricted stock units granted as long-term incentive compensation to named executive officers vest over a period of five years at 20% per year at the anniversary date.

      Stock Options. Stock options granted to named officers have exercise prices of not less than fair market value of Westfield Financial's stock on the date of grant and vest over five years conditioned on continued employment. The Compensation Committee has never granted stock options with exercise prices below the market price of Westfield Financial's stock on the date of grant and has never reduced the exercise price of stock options except to reflect the exchange value in connection with the second step conversion closed on January 3, 2007.

      Benefit Restoration. Westfield Financial has established the Benefit Restoration Plan of Westfield Financial, Inc. in order to provide restorative payments of executives who are prevented from receiving full benefits contemplated by Westfield Financial's employee stock ownership plan's benefit formula as well as the 401(k) plan's benefit formula. The restorative payments consist of payments in lieu of shares that cannot be allocated to participants due to legal limitations imposed on tax-qualified plans. Currently, only the Chief Executive Officer is a participant in the plan. The Compensation Committee considers the remuneration received under this plan when annually determining the executives' total compensation.

      Periodic Review. The Compensation Committee has previously and will continue to review both the annual bonus program and the long-term incentive program annually to ensure that their respective key elements continue to meet objectives described above.

      Benefits and Perquisites. The Compensation Committee supports providing benefits and perquisites to the named executive officers that are substantially the same as those offered to other officers of Westfield Financial. In addition, Westfield Financial may also make available to certain named officers the use of a company automobile, as was the case in 2006 for the Chief Executive Officer, the President and Chief Operating Officer and the Chief Financial Officer.

      Westfield Financial entered into a deferred compensation agreement with the Chief Executive Officer in June of 1991. Under the deferred compensation agreement, the Chief Executive Officer is guaranteed monthly payments equal to 70% of his monthly salary after retirement for the remainder of the executive's life or 240 months, whichever is greater. The amount of these payments is reduced by any payments received by the executive from Westfield Financial's defined benefit pension plan and trust, as amended, sponsored by the Savings Bank Employee Retirement Association and are also reduced by social security payments received by the executive. The purpose of this Agreement is to provide the executive with benefits otherwise limited to certain provisions of the Internal Revenue Code. The Compensation Committee considers the recommendation received under the deferred compensation agreement when annually determining the executive's total compensation received from Westfield Financial.

      Employment Agreements and Change of Control Agreements. The Compensation Committee believes that Westfield Financial's continued success depends, to a significant degree, on the skills and competence of certain senior officers. The employment agreements are intended to ensure that Westfield Financial continues to maintain and retain experienced senior management.

      Westfield Financial presently has employment agreements with its Chief Executive, Chief Operating and Chief Financial Officers. Each agreement provides for three-year rolling terms with minimum annual salaries, discretionary cash bonuses and other fringe benefits. The agreements also include protection for the executives if Westfield Financial experiences a change in ownership or control. If such a change in control occurs, a portion of the severance payments might constitute an "excess parachute payment" under current federal tax laws. Under the agreements, Westfield Financial would reimburse the executives for the amount of this excise tax and would have an additional payment so that, after payment the excise tax and all income and excise imposed on the reimbursement and gross-up payments, the executives will retain approximately the same net after tax amounts under the employment agreement that they would have retained if there were no 20% excise tax. The effect of this provision is that Westfield Financial, rather than the executives, bears the financial cost of the excise tax.

      Westfield Financial has entered into one-year change of control agreements with six officers: Gerald P. Ciejka, James C. Hagan, Rebecca S. Kozaczka, Deborah J. McCarthy, Allen J. Miles, III, and Leo Sagan. The term of these agreements is perpetual until Westfield Financial gives notice of non-extension, at which time the term is fixed for one year. Generally, Westfield Financial may terminate the employment of any officer covered under these agreements, with or without cause, at any time prior to a change of control without obligation for severance benefits. However, if Westfield Financial signs a merger or other business combination agreement, or if a third party makes a tender offer or initiates a proxy contest, Westfield Financial could not terminate an officer's employment without cause without liability for severance benefits. The severance benefits would generally be equal to the value of the cash compensation and fringe benefits that the officer would have received if he or she had continued working for one additional year. Westfield Financial would pay the same severance benefits if the officer resigns after a change of control following a loss of title, office or membership on the Board of Directors, material reduction in duties, functions or responsibilities, involuntary relocation of his other principal place of employment to a location over 25 miles from Westfield Bank's principal office on the day before the change of control and over 25 miles from the officer's principal residence or other material breach of contract which is not cured within 30 days.

      These agreements also provide uninsured death and disability benefits. If Westfield Financial experiences a change in ownership, a change in effective ownership or control or a change in the ownership of a substantial portion of their assets as contemplated by Section 280G of the Internal Revenue Code, a portion of any severance payments under the change of control agreements might constitute an "excess parachute payment" under current federal tax laws. Any excess parachute payment would be subject to a federal excise tax payable by the officer and would be non-deductible by Westfield Financial for federal income tax purposes. The change of control agreements do not provide a tax indemnity.

      Total Compensation. In making decisions with respect to any element of a named executive officer's compensation, the Compensation Committee considers the total compensation that may be awarded to the officer, including salary, annual bonus and long-term incentive compensation. In addition, in reviewing and approving employment agreements for named executive officers, the Compensation Committee considers the other benefits to which the officer is entitled by the agreement, including compensation payable upon termination of the agreement under variety of circumstances. The Compensation Committee's goal is to award compensation that is reasonable when all elements of potential compensation are considered. The Compensation Committee is provided, prior to the end of each fiscal year, a summary compensation schedule for each executive officer, containing the amount of all forms of compensation. This schedule is used as a tool by the Compensation Committee when considering the total compensation of each executive officer.

Compensation Decision-Making Policies and Procedures

      Decision-Making and Policy-Making. Westfield Financial's bylaws require that the business and affairs of Westfield Financial be under the direction of the Board of Directors. This includes executive officer compensation. Executive compensation is set by the Board of Directors or a board committee to which decision-making authority has been delegated. As a company listed on the American Stock Exchange, Westfield Financial must observe governance standards and listing requirements that require executive officer compensation decisions to be made by a majority of independent director members of our board, by a committee of independent directors or in exceptional and limited circumstances, a compensation committee comprised of at least three members where only one member is not independent. Consistent with these requirements, Westfield Financial's Board of Directors has established a Compensation Committee which is comprised of Directors Carra, Pohl and T. Sullivan with Director Sullivan serving as Chairperson of the Committee. Directors Pohl and T. Sullivan are independent under the American Stock Exchange listing standards. Mr. Carra served as executive Vice President of Westfield Financial, Inc. from 2001 until his retirement in July 2005, and as a result does not qualify as an independent director under the American Stock Exchange listing requirements.

      The Compensation Committee has been delegated authority from Westfield Financial's Board of Directors to oversee executive compensation by approving salary increases for Vice Presidents and above and by reviewing general personnel matters such as staff performance evaluations for Vice Presidents and above. The Compensation Committee has established a compensation program and has a formal charter which was adopted in December of 2006 and advises senior management on the average salary increases for all employees under the compensation program. The compensation program consists of three components: (1) base salary; (2) bonuses (short-term incentives); and (3) long-term incentives (e.g., stock options, restricted stock, deferred compensation, and fringe benefits).

      The Compensation Committee meets four times a year. It considers the expectations of the Chief Executive Officer with respect to their own compensation and their recommendations with respect to the compensation of more junior executive officers, as well as empirical data and the recommendations of advisors both internal and external. The Compensation Committee does not delegate its' duties to others. The Compensation Committee also confirms and approves the Summary Compensation Tables included in this proxy statement in accordance with the rules and regulations of the Securities and Exchange Commission.

      Use of Outside Advisors and Survey Data. The Compensation Committee uses its own criteria coupled with a peer comparison based on similar companies to establish the Chief Executive Officer's base salary along with essentially the same process, compiled by the same independent outside consultant Westfield Financial uses to determine the compensation of all other employees. The above process is repeated for determining a fair compensation for all members of the Board of Directors and their committees. The Compensation Committee employs an outside compensation consultant, Thomas Warren of Thomas Warren & Associates, Inc., Sherborn, Massachusetts to assist in the evaluation of Westfield Financial's CEO and other selected officers. The Compensation Committee maintains the authority to approve fees and other retention terms with respect to such compensation consultant.

                         COMPENSATION COMMITTEE REPORT

      The Compensation Committee has reviewed the Compensation Discussion and Analysis included in this proxy statement and has discussed it with management. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

                                Westfield Financial, Inc. Compensation Committee

                                       Thomas C. Sullivan, Chairperson
                                       Victor J. Carra
                                       Paul R. Pohl

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

      Meeting Fees. The members of the board of directors of Westfield Financial are identical to those of Westfield Bank. To date, Westfield Bank has compensated its directors for their services to the Bank. Westfield Financial has not paid any additional compensation to its directors for their additional services to the holding company. Westfield Financial expects to continue this practice until there is a business reason to establish separate compensation fees.

      Westfield Bank's practice has been to pay a fee of $800 to each of its non-employee directors for attendance at each Board meeting. In addition, each member of the Executive Committee received $1,733 per month for meetings, each member of the Audit Committee received $500 for each meeting the member attended, each member of the Compensation Committee received $250 for each meeting the member attended, and each member of the Nominating Committee received $250 for each meeting the member attended. Westfield Bank paid fees totaling $203,284 to its non-employee directors for the year ended December 31, 2006.

      Directors' Deferred Compensation Plan. Westfield Bank has established the Westfield Bank Directors' Deferred Compensation Plan for the benefit of non-employee directors. Under the Deferred Compensation Plan, each non-employee director may make an annual election to defer receipt of all or a portion of his or her director fees received from Westfield Financial and Westfield Bank. The deferred amounts are allocated to a deferral account and credited with interest at an annual rate equal to the rate on the highest yielding certificate of deposit issued by Westfield Bank during the year or according to the investment return of other assets as may be selected by the Compensation Committee of Westfield Bank. The Deferred Compensation Plan is an unfunded, non-qualified plan that provides for distribution of the amounts deferred to participants or their designated beneficiaries upon the occurrence of certain events such as death, retirement, disability or a change in control of Westfield Financial or Westfield Bank (as those terms are defined in the Deferred Compensation Plan).

      The following table sets forth information regarding compensation earned by the non-employee directors of Westfield Financial, Inc. during the last fiscal year. The information disclosed in the following table and the accompanying footnotes has been adjusted to reflect the exchange of all shares of common stock in the second-step conversion pursuant to an exchange ratio of
3.28138 per share.

                          Fees Earned or                    Option
                           Paid in Cash     Stock Awards    Awards     Total
Name                          ($)(1)           ($)(2)       ($)(3)      ($)
----------------------    --------------    ------------    ------    ------
Victor J. Carra               12,700                -            -    12,700
David C. Colton, Jr.          31,196           14,390       10,192    55,778
Robert T. Crowley, Jr.        13,700           14,390       10,192    38,282
Harry C. Lane                 31,446           14,390       10,192    56,028
William H. McClure            12,900           14,390       10,192    37,482
Mary C. O'Neil                30,396           14,390       10,192    54,978
Richard C. Placek             13,700           14,390       10,192    38,282
Paul R. Pohl                  12,150           14,390       10,192    36,732
Charles E. Sullivan           32,496           14,390       10,192    57,078
Thomas C. Sullivan            12,150           14,390       10,192    36,732

--------------------
(1) Includes retainer payments, meeting fees, and committee and/or chairmanship fees earned during the fiscal year, whether such fees were paid currently or deferred.
(2) Represents the compensation cost recognized for the fiscal year in connection with restricted stock of Westfield Financial granted to the named executive officer, regardless of the year in which granted and calculated in accordance with FAS 123R for financial statement purposes. Unvested shares of restricted stock awards held in trust for each director as of December 31, 2006 are as follows: for each of Messrs. Colton, Crowley, Lane, McClure, Placek, Pohl, C. Sullivan, T. Sullivan and Ms. O'Neil - 3,281 shares. For more information concerning the assumptions used for these calculations, please refer to the discussion under Note 11 in the Notes to Consolidated Financial Statements attached to the Annual Report on Form 10-K for the year ended December 31, 2006. This amount does not reflect the value of dividends paid on unvested restricted stock.
(3) Represents the compensation cost recognized for the fiscal year for options to purchase shares of Westfield Financial common stock outstanding to the named executive officer, regardless of the year in which granted and calculated in accordance with FAS 123R for financial statement purposes. Stock options outstanding for each director at December 31, 2006 are as follows for each of Messrs. Colton, Crowley, Lane, McClure, Placek, Pohl, C. Sullivan, T. Sullivan and Ms. O'Neil - 8,532 shares. For more information concerning the assumptions used for these calculations, please refer to the discussion under Note 11 in the Notes to Consolidated Financial Statement attached to the Annual Report on Form 10-K for the year ended December 31, 2006.

Executive Officer Compensation

      The table below sets forth for 2006 the compensation of each of our named executive officers.

                                                     Summary Compensation Table
                                                                                              Change in
                                                                                           Pension Value
                                                                                                and
                                                                             Non-Equity     Nonqualified
                                                       Stock      Option   Incentive Plan     Deferred        All Other
   Name and Principal           Salary(1)  Bonus(1)  Awards(2)  Awards(3)   Compensation    Compensation   Compensation(5)
        Positions         Year     ($)        ($)       ($)        ($)           ($)       Earnings(4)($)        ($)       Total ($)
------------------------  ----  ---------  --------  ---------  ---------  --------------  --------------  --------------- ---------
Donald A. Williams,
  Chairman and Chief
  Executive Officer       2006   382,706    38,271    141,022     94,080          -            277,897          87,584     1,021,560

Michael J. Janosco, Jr.,
  Chief Financial
  Officer and Treasurer   2006   199,586    19,959     84,613     52,560          -             44,295          39,438       440,451

James C. Hagan,
  President and Chief
  Operating Officer       2006   209,284    20,928     28,780      9,408          -             26,870          28,146       323,416

Allen J. Miles, III,
  Senior Vice President
  & Chief Lending         2006   148,524    14,852      4,980      1,960          -             13,556          19,834       203,706
  Officer

Rebecca S. Kozaczka,
  Vice President          2006   110,984    11,098     24,463      7,056          -             37,136          18,960       209,697

--------------------
(1)   The figures shown for salary and bonus represent amounts earned for the fiscal year, whether or not actually paid during such year.
(2)   Represents the compensation cost recognized for the fiscal year in connection with restricted stock of Westfield Financial granted to the named executive officer, regardless of the year in which granted and calculated in accordance with FAS 123R for financial statement purposes.
      For more information concerning the assumptions used for these calculations, please refer to Note 11 in the Notes to Consolidated
      Financial Statements attached to the Annual Report on Form 10-K for the year ended December 31, 2006. This amount does not reflect the value of dividends paid on unvested restricted stock, which are included in the
      Summary Compensation Table under the caption "All Other Compensation."
(3)   Represents the compensation cost recognized for the fiscal year for options to purchase shares of Westfield Financial common stock outstanding to the named executive officer, regardless of the year in which granted and calculated in accordance with FAS 123R for financial statement purposes. For more information concerning the assumptions used for these calculations, please refer to Note 11 in the Notes to
      Consolidated Financial Statements attached to the Annual Report on Form
      10-K for the year ended December 31, 2006.
(4)   Includes for each named executive officer (a) the increase (if any) for the fiscal year in the present value of the individual's accrued benefit
      (whether not vested) under each tax-qualified and non-qualified actuarial or defined benefit plan calculated by comparing the present value of each individual's accrued benefit under each such plan in accordance with
      Statement of Financial Accounting Standards 87 ("FAS 87") as of the
      plan's measurement date in such fiscal year to the present value of the individual's accrued benefit as of the plan's measurement date in the prior fiscal year plus.

                                      19

(5) The named executive officers participate in certain group life, health, disability insurance and medical reimbursement plans, not disclosed in the Summary Compensation Table, that are generally available to salaried employees and do not discriminate in scope, terms and operation. The figure shown for each named executive officer includes: (i) life insurance premiums as follows: Mr. Williams - $3,378, Mr. Janosco -
      $2,504, Mr. Hagan - $776, Mr. Miles - $504, and Ms. Kozaczka - $1,026;
      (ii) 401(k) matching contributions as follows: Mr. Williams - $4,151, Mr.
      Janosco - $5,988, Mr. Hagan - $4,496, Mr. Miles - $4,456 and Ms. Kozaczka
      - $3,330; (iii) ESOP contributions as follows: Mr. Williams - $22,801,
      Mr. Janosco - $21,244, Mr. Hagan - $19,574, Mr. Miles - $13,944 and Ms.
      Kozaczka - $11,799: (iv) dividends on unvested restricted stock as follows: Mr. Williams - $16,170, Mr. Janosco - $9,702, Mr. Hagan- $3,300,
      Mr. Miles - $930, and Ms. Kozaczka - $2,805; and (v) contributions under the benefit restoration plan of $41,084 for the benefit of Mr. Williams.
      In addition, we provide certain non-cash perquisites and personal benefits to each named executive officer that do not exceed $10,000 in the aggregate for any individual, and are not included in the reported figures.

      Employment Agreements. Westfield Financial and Westfield Bank have jointly entered into employment agreements with Donald A. Williams, Michael J. Janosco, Jr. and, on January 31, 2007, James C. Hagan. For purposes of Westfield Financial's obligations, the employment agreements of Mr. Williams and Mr. Janosco have rolling three-year terms beginning on January 1, 2007, and the employment agreement of Mr. Hagan has a rolling three-year term beginning on January 30, 2007, which by decision of the executive or joint decision of Westfield Financial and Westfield Bank may be converted to a fixed three-year term. For purposes of Westfield Bank's obligations, the employment agreements have fixed terms of three years beginning on the same dates as above, and may be renewed annually after a review of the executive's performance. These agreements provide for minimum annual salaries of $416,078, $211,484 and $221,780, respectively, discretionary cash bonuses, and participation on generally applicable terms and conditions in other compensation and fringe benefit plans. They also guarantee customary corporate indemnification and errors and omissions insurance coverage throughout the employment term and for six years after termination.

      Westfield Financial and Westfield Bank may terminate each executive's employment, and each executive may resign, at any time with or without cause. However, in the event of termination during the term without cause, they will owe the executive severance benefits generally equal to the value of the cash compensation and fringe benefits that the executive would have received if he had continued working for an additional three years. The same severance benefits would be payable if the executive resigns during the term following: a loss of title, office or membership on the board of directors; material reduction in duties, functions or responsibilities; involuntary relocation of the executive's principal place of employment to a location over 25 miles in distance from Westfield Bank's principal office in Westfield, Massachusetts and over 25 miles from the executive's principal residence; or other material breach of contract by Westfield Financial or Westfield Bank which is not cured within 30 days. For 60 days after a change in control, each executive may resign for any reason and collect severance benefits as if he or she had been discharged without cause. The employment agreements also provide uninsured death and disability benefits.

      If Westfield Financial or Westfield Bank experiences a change in ownership, a change in effective ownership or control or a change in the ownership of a substantial portion of their assets as contemplated by section 280G of the Internal Revenue Code, a portion of any severance payments under the employment agreements might constitute an "excess parachute payment" under current federal tax laws. Federal tax laws impose a 20% excise tax, payable by the executive, on excess parachute payments. Under the employment agreements, Westfield Financial would reimburse each of Messrs. Williams and Janosco for the amount of this excise tax and would make an additional gross-up payment so that, after payment of the excise tax and all income and excise taxes imposed on the reimbursement and gross-up payments, the executive will retain approximately the same net-after tax amounts under the employment agreement that he or she would have retained if there were no 20% excise tax. The effect of this provision is that Westfield Financial, rather than the executive, bears the financial cost of the excise tax. Neither Westfield Financial nor Westfield Bank could claim a federal income tax deduction for an excess parachute payment, excise tax reimbursement payment or gross-up payment.

      Change of Control Agreements. Westfield Bank and Westfield Financial have jointly entered into one-year change of control agreements with the following executives: Gerald P. Ciejka, Rebecca S. Kozaczka, Deborah J. McCarthy, Allen
J. Miles, III, and Leo R. Sagan, Jr. The term of these agreements is perpetual until Westfield Bank gives notice of non-extension, at which time the term is fixed for one year. Generally, Westfield Bank may terminate the employment of any officer covered by these agreements, with or without cause, at any time prior to a change of control without obligation for severance benefits. However, if Westfield Bank or Westfield Financial signs a merger or other business combination agreement, or if a third party makes a tender offer or initiates a proxy contest, it could not terminate an officer's employment without cause without liability for severance benefits. The severance benefits would generally be equal to the value of the cash compensation and fringe benefits that the officer would have received if he or she had continued working for an additional one year. Westfield Bank would pay the same severance benefits if the officer resigns after a change of control following a loss of title, office or membership on the Board of Directors, material reduction in duties, functions or responsibilities, involuntary relocation of his or her principal place of employment to a location over 25 miles from Westfield Bank's principal office on the day before the change of control and over 25 miles from the officer's principal residence or other material breach of contract which is not cured within 30 days.

      These agreements also provide uninsured death and disability benefits. If Westfield Bank or Westfield Financial experiences a change in ownership, a change in effective ownership or control or a change in the ownership of a substantial portion of their assets as contemplated by section 280G of the Internal Revenue Code, a portion of any severance payments under the change of control agreements might constitute an "excess parachute payment" under current federal tax laws. Any excess parachute payment would be subject to a federal excise tax payable by the officer and would be non-deductible by Westfield Bank and Westfield Financial for federal income tax purposes. The change of control agreements do not provide a tax indemnity.

Compensation Plans and Compensation Plan Tables

      2002 Stock Option Plan. Westfield Financial has a Stock Option Plan in effect that was approved by the shareholders and became effective on July 26, 2002. The purpose of the Stock Option Plan is to encourage the retention of key employees and directors by facilitating their purchase of a stock interest in Westfield Financial. The Stock Option Plan is not subject to ERISA and is not a tax-qualified plan. Westfield Financial has reserved an aggregate of 1,631,699 shares of common stock for issuance upon the exercise of stock options granted under the Plan.

      2002 Recognition and Retention Plan. Westfield Financial's Recognition and Retention Plan was approved by shareholders and became effective on July 26, 2002. Like the Stock Option Plan, the Recognition and Retention Plan functions as a long-term incentive compensation program for eligible officers, employees and outside directors of Westfield Financial and Westfield Bank. The Recognition and Retention Plan is not subject to ERISA and is not a tax-qualified plan. The members of the Board's Compensation Committee who are disinterested directors (the "RRP Committee") administer the Recognition and Retention Plan. Westfield Financial pays all costs and expenses of administering the Recognition and Retention Plan.

      As required by the terms of the Recognition and Retention Plan, Westfield Financial has established a trust and has contributed to the trust in order to fund the purchase of 652,679 shares of common stock, the maximum number of restricted stock awards that may be granted under the RRP. Shares of common stock subject to a restricted stock award are held in the trust until the award vests at which time the shares of common stock attributable to the portion of the award that have vested are distributed to the award holder. An award recipient is entitled to exercise voting rights and receive cash dividends with respect to the shares of common stock subject to his or her award, whether or not the underlying shares have vested. Restricted stock awards are granted under the Recognition and Retention Plan on a discretionary basis to eligible officers, executives and outside directors selected by the RRP Committee. Westfield Financial may amend or terminate the Recognition and Retention Plan, in whole or in part, at any time, subject to the requirements of all applicable laws.

      The following table sets for information regarding plan-based awards granted to the named executive officers of Westfield Financial during the last fiscal year. The information disclosed in the following table has been adjusted to reflect the exchange of all shares of common stock in the second-step conversion pursuant to an exchange ratio of 3.28138 per share.

                                   Grants of Plan-Based Awards Table
                                                           All Other
                                           All Other        Option
                                         Stock Awards:      Awards:       Exercise or     Closing Sale
                                           Number of       Number of     Base Price of     Price of
                                           Shares of      Securities         Option       Common Stock
                                            Stock or      Underlying         Awards       on the Grant
         Name              Grant Date       Units(#)      Options (#)        ($/Sh)       Date ($/Sh)
         ----              ----------    -------------    -----------    -------------    -----------
Donald A. Williams              -               -              -               -                -
Michael J. Janosco, Jr.         -               -              -               -                -
James C. Hagan                  -               -              -               -                -
Allen J. Miles, III          1/23/06         $3,281            -               -              7.50
Rebecca S. Kozaczka             -               -              -               -                -

      The following table sets forth information regarding stock awards, stock options and similar equity compensation outstanding at January 1, 2007, whether granted in 2006 or earlier, including awards that have been transferred other than for value. The information disclosed in the following table and the accompanying footnotes has been adjusted to reflect the exchange of all shares of common stock in the second-step conversion pursuant to an exchange ratio of
3.28138 per share.

                              Outstanding Equity Awards at Fiscal Year-End Table
                                                                                                     Market
                            Number of       Number of                                Number of      Value of
                           Securities      Securities                                Shares or     Shares or
                           Underlying      Underlying                                 Units of      Units of
                           Unexercised     Unexercised      Option                   Stock That    Stock That
                             Options         Options       Exercise      Option       Have Not      Have Not
                               (1)             (1)           Price     Expiration      Vested      Vested ($)
Name                       Exercisable    Unexercisable       ($)         Date           (2)           (3)
----                       -----------    -------------    --------    ----------    ----------    ----------
Donald A. Williams           315,012          78,753         4.39        7/26/12       32,158        339,080

Michael J. Janosco, Jr.      189,007          47,252         4.39        7/26/12       19,295        203,448

James C. Hagan                31,501           7,875         4.39        7/26/12        6,563         69,200

Allen J. Miles, III            3,281           1,641         4.39        7/26/12        2,625         27,680

Rebecca S. Kozaczka           23,626           5,906         4.39        7/26/12        5,578         58,820

--------------------
(1)   The stock option awards were granted in July 2002 and vest annually over a five-year period, the last year being July 2007.
(2)   The Recognition and Retention Plan shares were granted in October 2002 and vest annually over a five-year period, the last being October 2007, except for that awarded to Mr. Miles which vests over a similar five-year period with the final installment vesting in October 2009.
(3)   Market value is calculated on the basis of $10.54 per share, which is the closing sales price for our common stock on December 29, 2006.

      The following table sets forth the stock awards that vested and the option awards that were exercised for the named executive officers during the last fiscal year. The information disclosed in the following table and the accompanying footnotes has been adjusted to reflect the exchange of all shares of common stock in the second-step conversion pursuant to an exchange ratio of
3.28138 per share.

                          Option Exercises and Stock Vested Table
                                     Option Awards                    Stock Awards

                              Number of                        Number of
                                Shares           Value           Shares          Value
                             Acquired on      Realized on     Acquired on     Realized on
Name                         Exercise(#)    Exercise($)(1)    Vesting(#)     Vesting($)(1)
-----------------------      -----------    --------------    -----------    -------------
Donald A. Williams                -                -             32,158         334,278

Michael J. Janosco, Jr.           -                -             19,295         200,567

James C. Hagan                    -                -              6,563          68,220

Allen J. Miles, III               -                -                656           6,822

Rebecca S. Kozaczka               -                -              5,578          57,987

--------------------
(1)   The figures shown include the amount realized during the fiscal year upon exercise of vested stock options by the named individual and the vesting of restricted stock, based on the closing sales price for a share of our common stock on the on the exercise date or vesting date, as applicable.
      Unexercised stock options and unvested restricted stock may not be transferred for value.

      The following table sets forth the aggregate information of our equity compensation plans in effect as of December 31, 2006.

                                                                                      Number of securities
                                   Number of securities                              remaining available for
                                    to be issued upon        Weighted-average         future issuance under
                                       exercise of          exercise price of       equity compensation plans
                                   outstanding options,    outstanding options,       (excluding securities
Plan Category                      warrants and rights     warrants and rights     reflected in column (a))(1)
-----------------------------      --------------------    --------------------    ---------------------------
                                            (a)                     (b)                        (c)
Equity compensation plans
 approved by security holders            1,324,936                 4.43                      170,184

Equity compensation plans not
 approved by security holders                -                       -                          -

Total                                    1,324,936                 4.43                      170,184

--------------------
(1)   The number of securities remaining for future issuance as of December 31,
      2006 under equity compensation plans includes: 150,155 shares available for issuance under the 2002 Stock Option Plan and 20,029 shares available for issuance under the 2002 Recognition and Retention Plan; however, at
      May 31, 2007, these shares were fully allocated and no shares are currently available for future grants.

Pension Benefits

      Pension Plan. Westfield Bank maintains a pension plan for its eligible employees. Generally, employees of Westfield Bank begin participation in the pension plan once they reach age 21 and complete 1,000 hours of service in a consecutive 12-month period. Participants in the pension plan become vested in their accrued benefit under the pension plan upon the earlier of: (1) the attainment of their "normal retirement age" (as described in the pension plan) while employed at Westfield Bank; (2) the completion of five vesting years of service with Westfield Bank; or (3) the death or disability of the participant. Participants are generally credited with a vesting year of service for each year in which they complete at least 1,000 hours of service. A participant's normal benefit under the pension plan equals the sum of (i) 1.25% of the participant's average compensation (generally defined as the average taxable compensation for the three consecutive limitation years that produce the highest average) by the number of years of service the participant has under the plan up to 25 years of service, plus (ii) 0.6% of the excess of the participant's average compensation over the participant's covered compensation (the social security taxable wage base for the 35 years ending in the year the participant becomes eligible for non-reduced social security benefits) for each year of service under the plan up to 25 years of service. Participants may retire at or after age 65 and receive their full benefit under the plan. Participants may also retire early at age 62 or at age 55 with ten years of service or at age 50 with 15 years of service under the plan and receive a reduced retirement benefit. Pension benefits are payable in equal monthly installments for life, or for married persons, as a joint survivor annuity over the lives of the participant and spouse. Participants may also elect a lump sum payment with the consent of their spouse. If a participant dies while employed by Westfield Bank, a death benefit will be payable to either his or her spouse or estate, or named beneficiary, equal to the entire amount of the participant's accrued benefit in the plan.

      Deferred Compensation Agreement. Westfield Bank has also entered into a deferred compensation agreement with Donald A. Williams. Under this agreement, the executive is guaranteed monthly payments equal to 70% of his monthly salary after retirement for the remainder of the executive's life or 240 months, whichever is greater. The amount of these payments is reduced by any payments received from the pension plan and are also reduced by Social Security payments attributable to contributions made by Westfield Bank. This agreement also provides for payments upon the death or disability of the executive that are equal in amount to the payments that would have been payable to the executive upon retirement with such payments being made for a period of 120 months.

      The following table sets forth information regarding pension benefits accrued by the named executive officers during the last fiscal year.

                                         Pension Benefits Table
                                                    Number of    Present Value
                                                    Years of           of
                                                    Credited      Accumulated     Payments During Last
                                                     Service        Benefit            Fiscal Year
Name                             Plan Name            (#)(1)         ($)(1)                ($)
-----------------------    ---------------------    ---------    -------------    --------------------
Donald A. Williams         Pension Plan for           34.83          793,488                -
                           Employees

                           Deferred Compensation        -          1,654,518                -
                           Agreement

Michael J. Janosco, Jr.    Pension Plan for            7.58          210,467                -
                           Employees

James C. Hagan             Pension Plan for           12.33          101,133                -
                           Employees

Allen J. Miles, III        Pension Plan for            8.33           44,627                -
                           Employees

Rebecca S. Kozaczka        Pension Plan for           21.08          225,747                -
                           Employees

--------------------
(1)   The figures shown are determined as of the plan's measurement date during
      2006 under FAS 87 for purposes of Westfield Financial's audited financial statements. For the mortality, discount rate and other assumptions used for this purpose, please refer to Note 12 in the Notes to Consolidated
      Financial Statements attached to the Annual Report on Form 10-K for the year ended December 31, 2006.

Non-qualified Deferred Compensation

      401(k) Plan. Westfield Bank maintains a 401(k) Plan, a tax-qualified defined contribution plan, for substantially all employees of Westfield Bank who have attained age 21 and completed at least three months of service. Eligible employees may contribute from 1% to 75% of annual compensation to the plan on a pre-tax basis each year, subject to limitations of the Internal Revenue Code (for 2006 the limit was $15,000). Westfield Bank makes a matching contribution to the plan equal to 50% of the first six percent of annual compensation contributed to the plan on a pre-tax basis by a participant after such participant has completed one year of service. This plan has an individual account for each participant's contributions and allows each participant to direct the investment of his or her account. One permitted investment is the common stock of Westfield Financial.

      Employee Stock Ownership Plan. The employee stock ownership plan is a tax-qualified plan that covers substantially all employees who have completed 1,000 hours of service in a 12 month period and attained age 21. Although contributions to this plan will be discretionary, Westfield Bank intends to contribute enough money each year to make the required principal and interest payments on the loan from Westfield Financial made in the initial public offering as well as the second-step conversion. Each loan is for a term of 30 years and calls for level annual payments of principal and interest. The plan pledges the shares it purchases as collateral for the loan and holds them in a suspense account. The plan will not distribute the pledged shares right away. Instead, it will release a portion of the pledged shares annually.

The plan will allocate the shares released each year among the accounts of participants in proportion to their compensation for the year. For example, if a participant's compensation for a year represents 1% of the total compensation of all participants for the year, the plan would allocate to that participant 1% of the shares released for the year, subject to certain legal limitations imposed on tax-qualified plans. Participants direct the voting of shares allocated to their accounts. Shares in the suspense account will usually be voted by the plan trustee in a way that mirrors the votes which participants cast for shares in their individual accounts. This plan may purchase additional shares in the future, and may do so using borrowed funds, cash dividends, periodic employer contributions or other cash flow.

      Benefit Restoration Plan. Westfield Financial has also established the Benefit Restoration Plan in order to provide restorative payments to executives who are prevented from receiving the full benefits contemplated by the employee stock ownership plan's benefit formula as well as the 401(k) plan's benefit formula. The restorative payments consist of payments in lieu of shares that cannot be allocated to participants under the employee stock ownership plan due to the legal limitations imposed on tax-qualified plans and, in the case of participants who retire before the repayment in full of the employee stock ownership plan's loan, payments in lieu of the shares that would have been allocated if employment had continued through the full term of the loan. The restorative payments also consist of amounts unable to be provided under the 401(k) plan due to certain legal limitations imposed on tax-qualified plans.

      The following table sets forth information regarding nonqualified deferred compensation earned by our named executive officers during the last fiscal year under non-qualified defined contribution plans.

                                  Non-Qualified Deferred Compensation Table(1)
                             Executive        Registrant      Aggregate       Aggregate
                           Contributions    Contributions    Earnings in     Withdrawals/    Aggregate Balance
                            in Last FY        in Last FY       Last FY      Distributions       at Last FYE
Name                          ($)(2)            ($)(3)          ($)(4)           ($)                ($)
-----------------------    -------------    -------------    -----------    -------------    -----------------
Donald A. Williams               -             236,627            -               -              1,654,518

Michael J. Janosco, Jr.          -              44,295            -               -                210,467

James C. Hagan                   -              26,870            -               -                101,133

Allen J. Miles, III              -              13,556            -               -                 44,627

Gerald P. Ciejka                 -              37,136            -               -                225,747

--------------------
(1)   Non-qualified deferred compensation includes benefits provided under our
      Benefit Restoration Plan.
(2)   Executive contributions are included in the Summary Compensation Table under the captions "Salary" and "Non-Equity Incentive Plan Compensation,"
      as applicable.
(3)   Registrant contributions are included under the caption "Change in
      Pension Value and Nonqualified Deferred Compensation Earnings" in the
      Summary Compensation Table.
(4)   Earnings did not accrue at above-market or preferential rates and are not reflected in the Summary Compensation Table.


Termination and Change in Control Benefits

      Westfield Financial provides additional benefits, not included in the previous tables, to the named executive officers in the event of retirement or termination of employment in certain circumstances and in the event of a change in control. The following table provides an estimate of the value of such benefits, assuming termination of employment or a change in control occurred on December 31, 2006.

                                  Donald A.     Michael J.     James C.     Allen J.    Rebecca S.
                                   Williams    Janosco, Jr.      Hagan     Miles III     Kozaczka
                                  ---------    ------------    --------    ---------    ----------
Retirement
  Retiree Life Insurance (1)         17,543        12,550         4,787       3,420        10,492

Disability
  Salary Continuation (2)           191,353        99,793          -           -             -

Death
  Stock Option Vesting (3)          485,040       291,024        48,504      40,844        36,378
  Restricted Stock Vesting (4)      339,080       203,448        69,200      27,680        58,820

Discharge Without Cause
or Resignation With Good
Reason - No Change in
Control
  Stock Option Vesting (3)            -              -             -           -             -
  Restricted Stock Vesting (4)        -              -             -           -             -
  Lump Sum Cash Payment (5)       1,480,274       597,583          -           -             -
  Health Insurance (6)               21,315        26,976          -           -             -

Discharge Without Cause
Or Resignation With Good
Reason - Change in
Control-Related
  Stock Option Vesting (3)          485,040       291,024        48,504      40,844        36,378
  Restricted Stock Vesting (4)      339,080       203,448        69,200      27,680        58,820
  Lump Sum Cash Payment (5)       1,480,274       597,583       209,431     145,466       108,091
  Health Insurance (6)               21,315        26,976        10,008      10,008        10,008

  ESOP Restoration Plan
  Benefit (7)                       359,148       195,200       169,835     121,394       102,461
  Golden Parachute Excise
  Tax Gross-up Payment (8)          754,555       325,648          -           -             -

Change in Control - No
Termination of
Employment
  Stock Option Vesting (3)          485,040       291,024        48,504      40,844        36,378
  Restricted Stock Vesting (4)      339,080       203,448        69,200      27,680        58,820
  ESOP Restoration Plan
  Benefit (7)                       359,148       195,200       169,835     121,394       102,461

--------------------
                                                                     (Footnotes on following page)

                                                28

(1) The reported figure reflects the estimated present value of the future premium cost of such benefits for the named individual, calculated on the basis of the assumptions used by Westfield Financial in measuring its liability for such benefits for financial statement purposes under Statement of Financial Account Standards No. 106 ("FAS 106"). For more information concerning the assumptions used for these calculations, please refer to Note 12 in the Notes to Consolidated Financial Statements attached to the Form 10-K for the year ended December 31, 2006.
(2) The employment agreements in effect for Messrs. Williams and Janosco provide for salary continuation payments following termination due to disability for the remaining contract term or until group long-term disability benefits begin. The figures shown assume payment of full salary for 180 days, equal to the waiting period for benefits under our group long-term disability program, without discount for present value.
(3) All stock options granted under the 2002 Stock Option Plan provide for full vesting upon death, disability, retirement, or change in control.
      The figures shown reflect the in-the-money value of those stock options that would accelerate, calculated based on the positive difference between the option exercise price and the closing sales price for a share of our common stock on December 29, 2006.
(4)   All restricted stock granted under the 2002 Recognition and Retention
      Plan provide for full vesting upon death, disability, retirement or change in control. The figures shown reflect the value of those restricted stock awards that would accelerate, calculated based on the closing sales price for a share of our common stock on December 29, 2006.
(5) The employment agreements in effect for Messrs. Williams and Janosco provide for a lump sum cash payment equal to the present value of the salary payments, estimated cash incentives (based on the prior three-years' cash incentives, as a percentage of salary), and additional qualified and non-qualified defined benefit and defined contribution plan benefits that would be earned during the remaining contract term. The figure shown reflects an assumed remaining contract term of three years and a discount rate of 5.75%. Similarly, individuals with change of control contracts are paid cash severance for a one year period.
(6) The employment agreements in effect for Messrs. Williams and Janosco provide for continued health, life and other insurance benefits for the remaining contract term, with an offset for benefits provided by a subsequent employer. The change of control agreements with other officers also provide continued health, life and other insurance benefits for a maximum period of one year. The figure shown represents the present value of continued insurance benefits for a fixed period of three years and assumes no offset for benefits provided by a subsequent employer, calculated on the basis of the assumptions used by Westfield Financial in measuring its liability for retiree benefits other than pensions for financial statement purposes under FAS 106. For more information concerning the assumptions used for these calculations, please refer to
      Note 12 in the Notes to Consolidated Financial Statements attached to the Form 10-K for the year ended December 31, 2006.
(7) Westfield Financial's tax-qualified employee stock ownership plan provides that, in the event of a change in control, a portion of the proceeds from the sale of shares of our common stock held in a suspense account for future allocation to employees would be applied to repay the outstanding balance on the loan used to purchase the unallocated shares.
      The remaining unallocated shares (or the proceeds from their sale) would be distributed on a pro-rata basis among the accounts of plan participants. Westfield Financial estimates this distribution to be approximately $18.17 per allocated share, based on 91,353 allocated shares, 306,454 unallocated shares, an outstanding loan balance of $5,036,213 and stock price of $18.17 per share, which is the closing sales price for a share on December 29, 2006. Under the terms of Westfield Financial's Benefit Restoration Plan, a corresponding earnings credit would be applied to accumulated share equivalents under this plan.
      The figures shown represent an estimated earnings credit of $18.17 per share equivalent credited to each of the named individuals who participate in the Benefit Restoration Plan.
(8) The employment agreements in effect for Messrs. Williams and Janosco provide that Westfield Financial will indemnify them, on a net after-tax basis, against the effects of a 20% federal excise tax that is applied to payments that are contingent on a change in control, where the aggregate value of such payments equals or exceeds three times the individual's average five-year W-2 earnings for the period of five consecutive calendar years ending prior to the date of the change in control. The figure shown reflects an estimate of the indemnification payment that would be due to each named individual.

                               PERFORMANCE GRAPH

      The following graph compares Westfield Financial, Inc.'s total cumulative shareholder return by an investor who invested $100.00 on December 31, 2001 through December 31, 2006 to the total return by an investor who invested $100.00 in each of the Russell 2000 Index and the Nasdaq Bank Index for the same period.

                              [GRAPHIC OMITTED]

                             12/01    12/02    12/03    12/04    12/05    12/06
                            ------   ------   ------   ------   ------   ------

Westfield Financial, Inc.   100.00   117.09   181.44   199.87   192.85   288.17
Russell 2000                100.00    79.52   117.09   138.55   144.86   171.47
Nasdaq Bank                 100.00    59.14    89.11   103.85   130.57   166.05

                     PRINCIPAL ACCOUNTING FEES AND SERVICES

      The Audit Committee has appointed Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2007. A representative of Wolf & Company, P.C. is expected to be present at the annual meeting to respond to appropriate questions and will have the opportunity to make a statement if he or she so desires.

Audit Fees Incurred

      During the fiscal years ended December 31, 2006 and December 31, 2005, respectively, Westfield Financial retained and paid Wolf & Company, P.C. to provide audit and other services as follows:

                                   2006(3)      2005
                                  --------    --------

        Audit(1)                  $348,100    $249,000

        Audit-Related Fees               -           -

        Tax Fees(2)                $28,100     $58,000

        All Other Fees                   -           -

        Total                     $376,200    $307,000

--------------------
(1) Audit fees consisted of audit work performed in the preparation of financial statements as well as work generally only the independent auditors can reasonably be expected to provide, such as statutory audits.
(2) Tax fees consisted of assistance with matters related to tax compliance and counseling.
(3)   Includes fees associated with second step stock conversion.

Audit Committee Pre-approval Policies and Procedures

      Pre-approval of Services. The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms) to be performed for Westfield Financial by its independent registered public accounting firm, subject to the de minimis exception for non-audit services described below which are approved by the Committee prior to completion of the audit.

      Exception. The pre-approval requirement set forth above shall not be applicable with respect to non-audit services if:

      (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by Westfield Financial to its auditor during the fiscal year in which the services are provided;

      (2) such services were not recognized by Westfield Financial at the time of the engagement to be non-audit services; and

      (3) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Committee.

      Delegation. The Committee may delegate to one or more designated members of the Committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated under this paragraph to pre-approve activities under this subsection shall be presented to the full Committee at its next scheduled meeting.

      The Audit Committee pre-approved 100% of the services performed by the independent registered public accounting firm pursuant to the policies outlined above.

                             AUDIT COMMITTEE REPORT

      The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

      Westfield Financial's Audit Committee has reviewed and discussed the audited financial statements of Westfield Financial for the fiscal year ended December 31, 2006 with management and its independent auditor, Wolf & Company, P.C., a registered public accounting firm. Westfield Financial's Audit Committee has discussed the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committee, as may be modified or supplemented, with Wolf & Company, P.C.

      Westfield Financial's Audit Committee has also received the written disclosures and the letter from Wolf & Company, P.C. required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, has discussed the independence of Wolf & Company, P.C. and considered whether the provision of non-audit services by Wolf & Company, P.C. is compatible with maintaining the auditor's independence.

      Based on the review and discussions noted above, Westfield Financial's Audit Committee recommended to the Board that Westfield Financial's audited financial statements be included in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006 filed with the Securities and Exchange Commission.

      A representative of Wolf & Company, P.C. is expected to be present at the annual meeting to respond to appropriate questions and will have the opportunity to make a statement if he or she so desires.

                                  Westfield Financial, Inc.
                                  Audit Committee

                                  Richard C. Placek, Chairperson
                                  Robert T. Crowley, Jr.
                                  William H. McClure

          SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE AND
                       TRANSACTIONS WITH RELATED PERSONS

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Westfield Financial's directors and executive officers, and persons who own more than 10% of Westfield Financial's common stock, to report to the Securities and Exchange Commission their initial ownership of Westfield Financial's common stock and any subsequent changes in that ownership. Specific due dates for these reports have been established by the Securities and Exchange Commission and Westfield Financial is required to disclose in this proxy statement any late filings or failures to file.

      Based solely on its review of the copies of such reports furnished to Westfield Financial and written representations that no other reports were required during the fiscal year ended December 31, 2006, all Section 16(a) filing requirements applicable to Westfield Financial's executive officers and directors during fiscal 2006 were met.

Transactions with Certain Related Persons

      Westfield Bank makes loans to its executive officers, employees and directors. These loans are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. At May 31, 2007, loans to non-employee directors and their associates totaled $ 17.9 million.

===============================================================================
 The Board of Directors unanimously recommends a vote "FOR" all of the nominees for election as directors.
===============================================================================

       -----------------------------------------------------------------
                                   PROPOSAL 2

                   APPROVAL OF THE WESTFIELD FINANCIAL, INC.
                             2007 STOCK OPTION PLAN
       -----------------------------------------------------------------

      The Board of Directors of Westfield Financial has adopted the Westfield Financial, Inc. 2007 Stock Option Plan, subject to approval by a majority of the holders of Westfield Financial's outstanding shares of common stock. Provided below is a summary of our reasons for adopting this plan and seeking the approval of our shareholders. The following summary is qualified in its entirety by the full text of the plan document. The plan document is included at the end of this Proxy Statement as Appendix A and is incorporated by reference into this proposal.

Why We Are Asking for Shareholder Approval

      We are asking for shareholders to approve the Westfield Financial, Inc. 2007 Stock Option Plan so that we will be able to grant stock options to our directors, officers and other key employees. Most of the companies with which we compete for directors and management-level employees are public companies that offer stock options as part of their director and officer compensation packages. By approving this plan, our shareholders will enable us to offer a more competitive compensation package in attracting and retaining highly qualified directors and officers. In addition, the value of the stock options that we would grant under this plan relates directly to the market price of our common stock. Adding stock options to our compensation packages would link the financial interest of our directors and officers with the financial interest of our shareholders.

If We Do Not Receive Shareholder Approval, We Will Not Implement the Option Plan

      Applicable federal banking regulations did not permit us to implement a stock option plan during the first six months after the completion of the reorganization of Westfield Financial and our second-step public offering. These regulations permit us to implement a stock option plan after six months and before the first anniversary of these events only if we obtain the approval of the holders of a majority of our shares of common stock. If we do not receive this approval, it will not be possible for us to grant stock options under this plan. As of May 31, 2007, we had 1,364,520 options outstanding and no options available for grant under the 2002 Stock Option Plan. In the event we do not receive shareholder approval, we expect that the Board will consider substituting other forms of compensation to assure that our compensation packages for officers and directors are competitive with those of other publicly traded financial services companies in our market area.

Purpose of the Option Plan

      The purpose of the plan is to promote growth and profitability to Westfield Financial and its shareholders, to provide certain key officers, directors and employees of Westfield Financial and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Westfield Financial.

Description of the Option Plan

      Administration. The plan will be administered by the Compensation Committee consisting of all members of the Board or, if designated by the Board, a committee comprised solely of "Disinterested Board Members." In general, a Disinterested Board Member is a member of the Board who (1) is not a an officer or employee of Westfield Financial or Westfield Bank; (2) is not a former employee of Westfield Financial who receives compensation for prior services during the taxable year; (3) has not been an officer of Westfield Financial; (4) does not receive compensation from Westfield Financial or Westfield Bank other than for service as a director; and (5) does not have an interest in nor is engaged in a business relationship which would require disclosure under the SEC's proxy solicitation rules. The Compensation Committee must consist of at least two Disinterested Board Members.

      Stock Subject to the Option Plan. Westfield Financial has reserved 1,560,101 shares of its common stock for issuance upon the exercise of options under the plan. Such shares may be unissued shares or shares previously issued and subsequently reacquired by Westfield Financial. Any shares subject to grants under the plan which expire or are terminated, forfeited or canceled without having been exercised or vested in full shall be available for new option grants. As of May 31, 2007, the aggregate fair market value of the shares reserved for issuance under the plan was $16,147,045, based on the latest closing sales price per share of common stock of $10.35 on the American Stock Exchange on May 31, 2007.

      Eligibility. The Compensation Committee may select people who receive stock option grants. The Compensation Committee has the discretion to set the amounts, terms and conditions of awards pursuant to individual options agreements and the terms of the plan. As of the date of this proxy statement, the Compensation Committee has not selected the employees and directors who will be eligible to receive option grants.

      Terms and Conditions of Options. The Compensation Committee sets the terms and conditions of the stock options that it grants. In setting terms and conditions, it must observe the following restrictions:

      o It may not grant options to purchase more than 390,025 shares to any one employee. In addition, it may not grant options to purchase more than 78,005 shares to any one non-employee director or options to purchase more than 468,030 shares of Westfield Financial's common stock to all outside directors in the aggregate.

      o It may not grant options with an effective date that is before the date that we receive shareholder approval for the plan.

      o It may not grant a stock option with a purchase price that is less than the fair market value of a share of Westfield Financial's common stock on the date it grants the stock option.

      o It may not grant a stock option with a term that is longer than ten years.

      o It may not grant options that become exercisable more rapidly than at the rate of 20% per year measured from the date of the grant, with acceleration permitted only in case of death, disability or change of control, unless (1) the plan is amended on or after January 3, 2008 to provide the committee with the ability to set different vesting schedules; and (2) such amendment is approved by shareholders.

The Compensation Committee may grant incentive stock options that qualify for special federal income tax treatment or non-qualified stock options that do not qualify for special federal income tax treatment. Incentive stock options are subject to certain additional restrictions under the Internal Revenue Code and the plan.

      Upon the exercise of an option, the exercise price of the option must be paid in full. Payment may be made in cash or, if and to the extent authorized by the Compensation Committee, in the form of common stock of Westfield Financial already owned by the option holder having an aggregate fair market value on the date the option is exercised equal to the aggregate exercise price to be paid. Payment may also be made by the delivery of an exercise notice to Westfield Financial with irrevocable instructions to a broker to promptly deliver to Westfield Financial the amount of sale or loan proceeds to pay the purchase price. Options may be transferred prior to exercise only to certain family members, certain non-profit organizations and on the death of the option holder.

      Mergers and Reorganizations; Adjustments for Stock Dividends. The number of shares available under the plan, the maximum limits on option grants to individual officers and directors and to non-employee directors in the aggregate and the number of shares subject to outstanding options will be adjusted to reflect any merger, consolidation or business reorganization in which Westfield Financial is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and Westfield Financial is not the surviving entity, outstanding options will be converted into options to purchase voting common equity securities in the surviving entity having substantially the same terms, conditions and economic benefit as options granted under the plan. Outstanding options may also be canceled at any time prior to such merger, consolidation or business reorganization, so long as the option holder receives payment determined by Westfield Financial's Board of Directors to be of a value equivalent to the value of the canceled options.

Termination or Amendment of the Option Plan

      The Board of Directors may suspend or terminate the plan in whole or in part at any time prior to the tenth anniversary of the plan's effective date, by giving written notice of such suspension or termination to the Compensation Committee. Unless sooner terminated, the plan will terminate automatically on the day preceding the tenth anniversary of the plan's effective date. In the event of any suspension or termination of the plan, all options granted under the plan that are outstanding on the date of such suspension or termination of the plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the plan's option agreements.

      The Board of Directors may also amend or revise this plan in whole or in part at any time, provided, however, that no such amendment or revision will be effective if it amends a material term of the plan, unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.

Federal Income Tax Consequences

      The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting Westfield Financial and recipients of stock option grants under the plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

      Federal Tax Consequences for Option Recipients. Incentive stock options will not create federal income tax consequences when they are granted. If they are exercised during employment or within three months after termination of employment, the exercise will not result in income that may increase taxable income, but will create an item of adjustment that may affect liability for alternative minimum tax. When the shares acquired on exercise of an incentive stock option are sold, the seller must pay federal income taxes on the amount by which the sales price exceeds the purchase price. This amount will be taxed at capital gains rates if the sale occurs at least two years after the option was granted and at least one year after the option was exercised. Otherwise, it is taxed as ordinary income.

      Incentive stock options that are exercised more than one year after termination of employment due to death or disability or three months after termination of employment for other reasons are treated as non-qualified stock options. Non-qualified stock options will not create federal income tax consequences when they are granted. When they are exercised, federal income taxes at ordinary income tax rates must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising non-qualified stock option, he or she must pay federal income taxes on the amount by which the sales price exceeds the purchase price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option. A cash payment under the plan's change of control provisions is taxed as if it were the exercise of a non-qualified stock option followed immediately by a resale of the stock acquired by exercising the option.

      Federal Tax Consequences for Westfield Financial. When a non-qualified stock option is exercised, Westfield Financial may be allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income. When an incentive stock option is exercised, there is no tax deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised. A cash payment under the plan's change of control provisions is deductible as if it were the exercise of a non-qualified stock option. The Internal Revenue Code places an annual limit of $1 million each on the tax deduction which we may claim in any fiscal year for the compensation of our Chief Executive Officer and certain other highly compensated executive officers. There is an exception to this limit for so-called "qualified performance-based compensation." We have designed this plan with the intention that the stock options that we grant will constitute qualified performance-based compensation. As a result, we do not believe that this limit will impair our ability to claim federal income tax deductions that are otherwise available when an option holder exercises a non-qualified stock option. No executive of Westfield Financial currently receives compensation that would be rendered nondeductible by this limitation.

      The preceding statements summarize the general principles of current federal income tax law applicable to options that may be granted under the plan. State and local tax consequences may also be significant.

===============================================================================
 The Board of Directors unanimously recommends a vote "FOR" the adoption of the
               Westfield Financial, Inc. 2007 Stock Option Plan.
===============================================================================

         --------------------------------------------------------------
                                   PROPOSAL 3

                   APPROVAL OF THE WESTFIELD FINANCIAL, INC.
                      2007 RECOGNITION AND RETENTION PLAN
         --------------------------------------------------------------

      The Board of Directors of Westfield Financial has adopted the Westfield Financial, Inc. 2007 Recognition and Retention Plan, subject to approval by a majority of the holders of Westfield Financial's outstanding shares of common stock. Provided below is a summary of our reasons for adopting this plan and seeking the approval of our shareholders. The following summary is qualified in its entirety by the full text of the plan document. The plan document is included at the end of this proxy statement as Appendix B and is incorporated by reference into this proposal.

Why We Are Asking for Shareholder Approval

      We are asking for shareholders to approve the Westfield Financial, Inc. 2007 Recognition and Retention Plan so that we will be able to grant stock awards to certain key officers, employees and directors. Most of the companies with which we compete for directors and management-level employees are public companies that offer stock awards as part of their director and officer compensation packages. By approving this plan, our shareholders will enable us to offer a more competitive compensation package in attracting and retaining highly qualified directors, officers and employees. In addition, the value of the stock awards that we would grant under this plan relates directly to the market price of our common stock. Adding stock awards to our compensation packages would link the financial interest of our directors, officers and employees with the financial interest of our shareholders.

If We Do Not Receive Shareholder Approval, We Will Not Implement the Plan

      Applicable federal banking regulations did not permit us to implement a stock award plan during the first six months after the completion of the reorganization of Westfield Financial and our second-step public offering. These regulations permit us to implement a stock award plan after six months and before the first anniversary of these events only if we obtain the approval of the holders of a majority of our shares of common stock. If we do not receive this approval, it will not be possible for us to grant stock awards under this plan. As of May 31, 2007, we had 107,887 shares of unvested restricted stock and no shares available for grant under the 2002 Recognition and Retention Plan. In the event we do not receive shareholder approval, we expect that the Board will consider substituting other forms of compensation to assure that our compensation packages for officers, directors and employees are competitive with those of other publicly traded financial services companies in our market area.

Purpose of the Recognition and Retention Plan

      The purpose of the plan is to promote the growth and profitability of Westfield Financial and its shareholders, to provide certain key officers, employees and directors of Westfield Financial and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Westfield Financial.

Description of the Recognition and Retention Plan

      Administration. The plan will be administered by the Compensation Committee consisting of all members of the Board or, if designated by the Board, a committee comprised solely of "Disinterested Board Members." In general, a Disinterested Board Member is a member of the Board who (1) is not a an officer or employee of Westfield Financial or Westfield Bank; (2) is not a former employee of Westfield Financial who receives compensation for prior services during the taxable year; (3) has not been an officer of Westfield Financial; (4) does not receive compensation from Westfield Financial or Westfield Bank other than for service as a director; and (5) does not have an interest in nor is engaged in a business relationship which would require disclosure under the SEC's proxy solicitation rules. The Compensation Committee must consist of at least two Disinterested Board Members.

      Stock Subject to the Recognition and Retention Plan. Westfield Financial will establish a trust and will contribute certain amounts of money or property to be determined by the Board of Directors, in its discretion. No contributions by participants will be permitted. The funding agent will invest the assets of the trust primarily in the shares of our common stock that will be used to make restricted stock awards. It is currently anticipated that the fund will purchase common stock on the open market or in private transactions. The trust will not purchase previously authorized but unissued shares from Westfield Financial. The trust is not authorized to purchase more than 624,041 shares of common stock of Westfield Financial. As of May 31, 2007, the aggregate fair market value of the shares to be granted under this plan was $6,458,824 based on the closing sales price per share of Westfield Financial's common stock of $10.35 on the American Stock Exchange on May 31, 2007.

      Eligibility. The Compensation Committee for the plan selects the people who receive restricted stock awards under the plan. Any employee of Westfield Financial or any affiliate approved by the Compensation Committee may be selected to receive stock awards. As of the date of this proxy statement, the administrative committee had not selected the employees and directors who will receive stock awards.

      Terms and Conditions of Awards. The Compensation Committee may, in its discretion, grant awards of restricted stock to eligible individuals, up to a maximum of 624,041 shares. The Compensation Committee will determine at the time of the grant the number of shares of common stock subject to an award, the vesting schedule applicable to the award and may, in its discretion, establish other terms and conditions applicable to the award. In setting terms and conditions, it must observe the following restrictions:

      o It may not grant restricted stock awards for more than 156,010 shares of Westfield Financial's common stock to any one officer or employee, more than 31,202 shares of common stock to any one non-employee director or more than 187,212 shares of common stock to all non-employee directors in the aggregate.

      o It may not grant restricted stock awards with an effective date that is before the date that we receive shareholder approval for the plan.

      o It may not grant restricted stock awards that vest more rapidly than at the rate of 20% per year measured from the date of the grant, with acceleration permitted only in cases of death, disability or change of control, unless (1) the plan is amended on or after January 3, 2008 to provide the committee with the ability to set different vesting schedules; and (2) such amendment is approved by shareholders.

As a general rule, shares of our common stock that are subject to a restricted stock award are held in trust for the benefit of the award recipient until vested and, when vested, are transferred from the fund to the award recipient. While the shares are held in the fund, the award recipient receives dividends and exercises voting rights. In the alternative, the Compensation Committee may authorize the immediate distribution of the restricted shares to the award recipient in the form of a stock certificate bearing a legend containing the applicable vesting restrictions.

      Mergers and Reorganizations. The number of shares available under the plan, the maximum limits on awards to individual officers and directors and to non-employee directors in the aggregate, and any outstanding awards will be adjusted to reflect any merger, consolidation or business reorganization in which Westfield Financial is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and Westfield Financial is not the surviving entity, the funding agent will hold any money, stock, securities or other property received in the fund, and adjust any award by allocating such money, stock, securities or other property to the individual eligible for the award.

Termination or Amendment

      The Board may suspend or terminate the plan in whole or in part at any time by giving written notice of such suspension or termination to the Compensation Committee. However, the plan may not be terminated while there are outstanding awards that may vest in the future. Upon the termination of the plan, the funding agent will make distributions from the trust as directed by the Compensation Committee and will return any remaining assets of the trust to Westfield Financial.

      The Board may also amend or revise the plan in whole or in part at any time. However, without shareholder approval, no amendment or revision may be made to the plan that provides for vesting of awards on retirement or provides for accelerated vesting of awards.

Federal Income Tax Consequences

      The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting Westfield Financial and recipients of awards that may be granted under the plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

      The stock awards under the plan do not result in federal income tax consequences to either Westfield Financial or the award recipient. As a general rule, once the award is vested and the shares subject to the award are distributed, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date. Westfield Financial will generally be allowed to claim a deduction, for compensation expense, in a like amount. If dividends are paid on unvested shares held under the plan, such dividend amounts will also be included in the ordinary income of the recipient. Westfield Financial will be allowed to claim a deduction for compensation expense for this amount as well.

      Section 162(m) of the Internal Revenue Code limits Westfield Financial's deductions for compensation in excess of $1 million per year for the chief executive officer and the certain other highly paid executives named in its proxy statement. Compensation amounts resulting from restricted stock awards will be subject to this deduction limitation if this amount of the restricted stock awards plus other compensation of the executive that is subject to the limit exceeds $1 million. No executive of Westfield

Financial currently receives compensation subject to this limitation. We expect that the Compensation Committee will take these deduction limits into account in setting the size and the terms and conditions of restricted stock awards. However, the Compensation Committee may decide to grant restricted stock awards all or a portion of which will exceed the deduction limit.

      The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards that may be granted under the plan. State and local tax consequences may also be significant.

===============================================================================
The Board of Directors unanimously recommends a vote "FOR" the adoption of the
         Westfield Financial, Inc. 2007 Recognition and Retention Plan.
===============================================================================

                             ADDITIONAL INFORMATION

Information About Shareholder Proposals

      If you wish to submit proposals to be included in our proxy statement for the 2008 Annual Meeting of Westfield Financial shareholders, we must receive them on or before January 17, 2008, pursuant to the proxy soliciting regulations of the SEC. Nothing in this paragraph shall be deemed to require Westfield Financial to include in its proxy statement and proxy card for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to 17 C.F.R. ss.240.14a-8 of the Rules and Regulations promulgated by the SEC under the Exchange Act. In addition, under Westfield Financial's Bylaws, if you wish to nominate a director or bring other business before an annual meeting which is not included in the proxy statement for the 2008 Annual Meeting of Shareholders, the following criteria must be met: (i) you must be a shareholder of record; (ii) you must have given timely notice in writing to the Secretary of Westfield Financial; and (iii) your notice must contain specific information required in Article I of our Bylaws.

                                       By Order of the Board of Directors,

                                       /s/ Philip R. Smith

                                       Philip R. Smith
                                       Secretary

Westfield, Massachusetts
June 18, 2007

===============================================================================
   To assure that your shares are represented at the annual meeting, please complete, sign, date and promptly return the accompanying proxy card in the postage-paid envelope provided.
===============================================================================

                                                                     APPENDIX A




                           WESTFIELD FINANCIAL, INC.

                             2007 STOCK OPTION PLAN




                             --------------------

                               TABLE OF CONTENTS

                                                                           Page

                                   ARTICLE I

                                    PURPOSE

Section 1.1    General Purpose of the Plan....................................5

                                   ARTICLE II

                                  DEFINITIONS

Section 2.1    Bank...........................................................5
Section 2.2    Board..........................................................5
Section 2.3    Change of Control..............................................5
Section 2.4    Code...........................................................7
Section 2.5    Committee......................................................7
Section 2.6    Company........................................................7
Section 2.7    Disability.....................................................7
Section 2.8    Disinterested Board Member.....................................7
Section 2.9    Effective Date.................................................7
Section 2.10   Eligible Director..............................................7
Section 2.11   Eligible Employee..............................................7
Section 2.12   Employer.......................................................7
Section 2.13   Exchange Act...................................................7
Section 2.14   Exercise Price.................................................7
Section 2.15   Fair Market Value..............................................8
Section 2.16   Family Member..................................................8
Section 2.17   OTS Regulations................................................8
Section 2.18   Incentive Stock Option.........................................8
Section 2.19   Non-Profit Organization........................................8
Section 2.20   Non-Qualified Stock Option.....................................8
Section 2.21   Option.........................................................8
Section 2.22   Option Period..................................................8
Section 2.23   Person.........................................................8
Section 2.24   Plan...........................................................8
Section 2.25   Retirement.....................................................9
Section 2.26   Service........................................................9
Section 2.27   Share..........................................................9
Section 2.28   Termination for Cause..........................................9

                                  ARTICLE III

                                AVAILABLE SHARES

Section 3.1    Available Shares...............................................9

                                   ARTICLE IV

                                 ADMINISTRATION

Section 4.1    Committee.....................................................10
Section 4.2    Committee Action..............................................10
Section 4.3    Committee Responsibilities....................................10

                                   ARTICLE V

                              STOCK OPTION GRANTS

Section 5.1    Grant of Options..............................................11
Section 5.2    Size of Option................................................11
Section 5.3    Exercise Price................................................12
Section 5.4    Option Period.................................................12
Section 5.5    Required Regulatory Provisions................................12
Section 5.6    Additional Restrictions on Incentive Stock Options............14

                                   ARTICLE VI

                             OPTIONS -- IN GENERAL

Section 6.1    Method of Exercise............................................15
Section 6.2    Limitations on Options........................................16

                                  ARTICLE VII

                           AMENDMENT AND TERMINATION

Section 7.1    Termination...................................................17
Section 7.2    Amendment.....................................................17
Section 7.3    Adjustments in the Event of a Business Reorganization.........17

                               ARTICLE VIII

                              MISCELLANEOUS

Section 8.1    Status as an Employee Benefit Plan............................18
Section 8.2    No Right to Continued Employment..............................18
Section 8.3    Construction of Language......................................18
Section 8.4    Governing Law.................................................18
Section 8.5    Headings......................................................18
Section 8.6    Non-Alienation of Benefits....................................19
Section 8.7    Taxes.........................................................19
Section 8.8    Notices.......................................................19
Section 8.9    Required Regulatory Provisions................................19
Section 8.10   Approval of Shareholders......................................19

                                   ARTICLE IX

         ADDITIONAL PROVISIONS SUBJECT TO FURTHER SHAREHOLDER APPROVAL

Section 9.1    Accelerated Vesting Upon Retirement...........................20
Section 9.2    Discretion to Establish Vesting Schedules and Certain
                Plan Limits..................................................20
Section 9.3    No Effect Prior to Shareholder Approval.......................20

                           WESTFIELD FINANCIAL, INC.

                             2007 STOCK OPTION PLAN

                                   ARTICLE I

                                    PURPOSE

      Section 1.1 General Purpose of the Plan.

      The purpose of the Plan is to promote the growth and profitability of Westfield Financial, Inc., to provide eligible directors, certain key officers and employees of Westfield Financial, Inc. and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Westfield Financial, Inc.

                                   ARTICLE II

                                  DEFINITIONS

      The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

      Section 2.1 Bank means Westfield Bank and any successor thereto.

      Section 2.2 Board means the board of directors of the Company.

      Section 2.3 Change of Control means any of the following events:

            (a) the consummation of a reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which:

                  (i) at least 51% of the equity ownership interests of the
            entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act")) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

                  (ii) at least 51% of the securities entitled to vote
            generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

            (b) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert;

            (c) a complete liquidation or dissolution of the Company;

            (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of the Company do not belong to any of the following groups:

                  (i) individuals who were members of the Board of Directors of the Company on the Effective Date; or

                  (ii) individuals who first became members of the Board of
            Directors of the Company after the Effective Date either:

                        (A) upon election to serve as a member of the Board of
                  Directors of the Company by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

                        (B) upon election by the shareholders of the Company to
                  serve as a member of such board, but only if nominated for election by affirmative vote of three-quarters of the members of the Board of Directors of the Company, or of a nominating committee thereof, in office at the time of such first nomination;

            provided, however, that such individual's election or nomination did not result from an actual or threatened election contest or other actual or threatened solicitation of proxies or consents other than by or on behalf of the Board of Directors of the Company;

            (e) approval by the stockholders of the Company of any agreement, plan or arrangement for the consummation of a transaction which, if consummated, would result in the occurrence of an event described in section 2.3(a), (b), (c) or (d); or

            (f) any event which would be described in section 2.3(a), (b), (c),
      (d) or (e) if the term "Bank" were substituted for the terms "Company" therein.

In no event, however, shall a Change of Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 2.3, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

      Section 2.4 Code means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

      Section 2.5 Committee means the Committee described in section 4.1.

      Section 2.6 Company means Westfield Financial, Inc., a Massachusetts corporation, and any successor thereto.

      Section 2.7 Disability means a condition of total incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

      Section 2.8 Disinterested Board Member means a member of the Board who
(a) is not a current employee of the Company or a subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director except in an amount for which disclosure would not be required pursuant to Item 404(a) of the proxy solicitation rules of the Securities and Exchange Commission and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or
(b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code and Rule 16b-3 promulgated under the Exchange Act.

      Section 2.9 Effective Date means [__________], 2007.

      Section 2.10 Eligible Director means a member of the board of directors of an Employer who is not also an employee or an officer of any Employer.

      Section 2.11 Eligible Employee means any employee whom the Committee may determine to be a key officer or employee of an Employer and select to receive a grant of an Option pursuant to the Plan.

      Section 2.12 Employer means the Company, the Bank and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employer or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

      Section 2.13 Exchange Act means the Securities Exchange Act of 1934, as amended.

      Section 2.14 Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option, determined in accordance with section 5.3.

      Section 2.15 Fair Market Value means, with respect to a Share on a specified date:

            (a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

            (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

            (c) if sections 2.15(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

      Section 2.16 Family Member means the spouse, parent, child or sibling of an Eligible Director or Eligible Employee.

      Section 2.17 OTS Regulations means the rules and regulations of the Office of Thrift Supervision.

      Section 2.18 Incentive Stock Option means a right to purchase Shares that is granted to Eligible Employees pursuant to section 5.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422 of the Code.

      Section 2.19 Non-Profit Organization means any organization which is exempt from federal income tax under section 501(c)(3), (4), (5), (6), (7), (8) or (10) of the Internal Revenue Code.

      Section 2.20 Non-Qualified Stock Option means a right to purchase Shares that is either (a) granted to an Eligible Director or (b) granted to an Eligible Employee and either (i) is not designated by the Committee to be an Incentive Stock Option, or (ii) does not satisfy the requirements of section 422 of the Code.

      Section 2.21 Option means either an Incentive Stock Option or a Non-Qualified Stock Option granted under the Plan.

      Section 2.22 Option Period means the period during which an Option may be exercised, determined in accordance with section 5.4.

      Section 2.23 Person means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

      Section 2.24 Plan means the Westfield Financial, Inc. 2007 Stock Option Plan, as amended from time to time.

      Section 2.25 Retirement means with respect to an Eligible Employee, termination of all service for all Employers as an employee at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Bank, whether or not the individual in question actually participates in any such tax-qualified plan of the Bank, and in the case of an Eligible Director, termination of all service for all Employers as a voting member of the Employer's board of directors after the attainment of the latest age at which the Eligible Director is eligible for election or appointment as a voting member of the Employer's board of directors under the Employer's charter.

      Section 2.26 Service means service for the Company (or any subsidiary or affiliate) as an employee in any capacity, service as a director or emeritus director or advisory director of the Company.

      Section 2.27 Share means a share of Common Stock, par value $.01 share, of Westfield Financial, Inc.

      Section 2.28 Termination for Cause means termination of service or removal from office with the Employer upon the occurrence of any of the following: (a) the individual intentionally engages in dishonest conduct in connection with his performance of services for the Employer resulting in his conviction of a felony; (b) the individual is convicted of, or pleads guilty or nolo contendere to, a felony or any crime involving moral turpitude; (c) the individual breaches his fiduciary duties to the Employer for personal profit; or (d) the individual willfully breaches or violates any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his performance of services for the Employer.

                                  ARTICLE III

                                AVAILABLE SHARES

      Section 3.1 Available Shares.

            (a) The maximum aggregate number of Shares with respect to which Options may be granted at any time shall be equal to the excess of:

                  (i) 1,560,101 Shares; over

                  (ii) the sum of:

                        (A) the number of Shares with respect to which
                  previously granted Options may then or may in the future be exercised; plus

                        (B) the number of Shares with respect to which
                  previously granted Options have been exercised;

subject to adjustment pursuant to section 7.3.

            (b) Options to purchase an aggregate maximum of 468,030 Shares (subject to adjustment pursuant to section 7.3) may be granted to Eligible Directors, and Options to purchase a maximum of 78,005 Shares (subject to adjustment pursuant to section 7.3) may be granted to any one Eligible Director.

            (c) Options to purchase an aggregate maximum of 1,560,101 Shares (subject to adjustment pursuant to section 7.3) may be granted to Eligible Employees, and Options to purchase a maximum of 390,025 Shares (subject to adjustment pursuant to section 7.3) may be granted to any one Eligible Employee.

            (d) For purposes of this section 3.1, an Option shall not be considered as having been exercised to the extent that such Option terminates by reason other than the purchase of related Shares; provided, however, that for purposes of meeting the requirements of section 162(m) of the Code, no Eligible Employee who is a covered employee (within the meaning of section 162(m) of the Code) shall receive grants of Options for an aggregate number of Shares that is in excess of the amount specified for him under this section 3.1, computed as if any Option which is canceled or forfeited reduced the maximum number of Shares.

                                  ARTICLE IV

                                 ADMINISTRATION

      Section 4.1 Committee.

      The Plan shall be administered by the Compensation Committee (the "Committee") consisting of all members of the Board or, if designated by the Board, by a committee comprised solely of Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

      Section 4.2 Committee Action.

      The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Chair of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

      Section 4.3 Committee Responsibilities.

      Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

            (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Options, if any, to be granted, and the terms and conditions thereof;

            (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

            (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

                                   ARTICLE V

                              STOCK OPTION GRANTS

      Section 5.1 Grant of Options.

            (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Employee or an Eligible Director an Option to purchase Shares. An Option for Eligible Employees must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option. An Option for an Eligible Director shall be a Non-Qualified Stock Option.

            (b) Any Option granted under this section 5.1 shall be evidenced by a written agreement which shall:

                  (i) specify the number of Shares covered by the Option
            determined in accordance with section 5.2;

                  (ii) specify the Exercise Price, determined in accordance
            with section 5.3, for the Shares subject to the Option;

                  (iii) specify the Option Period determined in accordance with section 5.4;

                  (iv) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

                  (v) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Employee or an Eligible Director.

      Section 5.2 Size of Option.

      Subject to section 3.1 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee or Eligible Director may be granted Options shall be determined by the Committee, in its discretion.

      Section 5.3 Exercise Price.

      The price per Share at which an Option granted to an Eligible Employee or Eligible Director shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

      Section 5.4 Option Period.

      Subject to section 5.5, the Option Period during which an Option granted to an Eligible Employee may be exercised shall commence on the date specified by the Committee in the Option agreement and shall expire on the date specified in the Option agreement or, if no date is specified, on the earliest of:

            (a) in the case of an Option granted to an Eligible Employee:

                  (i) the close of business on the last day of the three-month period commencing on the date of the Eligible Employee's termination of employment with the Employer, other than on account of death or Disability, Retirement or a Termination for Cause;

                  (ii) the close of business on the last day of the one-year period commencing on the date of the Eligible Employee's termination of employment due to death, Disability or Retirement;

                  (iii) the date and time when the Eligible Employee ceases to be an employee of the Employer due to a Termination for Cause; and

                  (iv) the last day of the ten-year period commencing on the date on which the Option was granted; and

            (b) in the case of an Option granted to an Eligible Director:

                  (i) removal for cause in accordance with the Employer's
            bylaws, or Termination for Cause; or

                  (ii) the last day of the ten-year period commencing on the date on which the Option was granted.

      Section 5.5 Required Regulatory Provisions.

      Notwithstanding anything contained herein to the contrary:

            (a) no Option shall be granted to an Eligible Employee or Eligible Director under the Plan prior to shareholder approval in accordance with section 8.10;

            (b) each Option granted to an Eligible Employee or Eligible Director shall become exercisable no more rapidly than as follows:

                  (i) prior to the first anniversary of the grant date, an
            Option shall not be exercisable;

                  (ii) on and after the first anniversary, but prior to the
            second anniversary, of the grant date, an Option may be exercised as to a maximum of twenty percent (20%) of the Shares subject to the Option when granted;

                  (iii) on and after the second anniversary, but prior to the third anniversary, of the grant date, an Option may be exercised as to a maximum of forty percent (40%) of the Shares subject to the Option when granted, including in such forty percent (40%) any optioned Shares purchased prior to such second anniversary;

                  (iv) on and after the third anniversary, but prior to the
            fourth anniversary, of the grant date, an Option may be exercised as to a maximum of sixty percent (60%) of the Shares subject to the Option when granted, including in such sixty percent (60%) any optioned Shares purchased prior to such third anniversary;

                  (v) on and after the fourth anniversary, but prior to the
            fifth anniversary, of the grant date, an Option may be exercised as to a maximum of eighty percent (80%) of the Shares subject to the Option when granted, including in such eighty percent (80%) any optioned Shares purchased prior to such fourth anniversary; and

                  (vi) on and after the fifth anniversary of the grant date and for the remainder of the Option Period, an Option may be exercised as to the entire number of optioned Shares not theretofore purchased;

to the extent that any Option shall not have become exercisable and vested prior to the date on which the Option holder terminates Service with an Employer, such Option shall not thereafter become exercisable provided, however, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death, Disability or upon a Change of Control while in the Service of an Employer. Notwithstanding anything in the Plan to the contrary, section 5.5(b) shall apply in determining the exercisability of Options granted after shareholder approval of section 9.2 hereof only if no different vesting schedule is established by the Committee and specified in the agreement evidencing the outstanding Option.

            (c) The Option Period of any Option granted hereunder, whether or not previously vested, shall be suspended as of the time and date at which the Option holder has received notice from the Board that his or her employment is subject to a possible Termination for Cause, or in the case of an Eligible Director, removal for cause in accordance with the Employer's by-laws. Such suspension shall remain in effect until the Option holder receives official notice from the Board that he or she has been cleared of any possible Termination for Cause, or in the case of an Eligible Director, removal for cause, at which time, the original Exercise Period shall be reinstated without any adjustment for the intervening suspended period. In the event that the Option Period under section 5.4 expires during such suspension, the Company shall pay to the Eligible Employee, within 30 days after his reinstatement as an employee of the Company, damages equal to the value of the expired Options (based on the Fair Market Value of a Share as of the expiration of the Option Period less the Exercise Price of such Options).

            (d) No Option granted to an Eligible Employee or Eligible Director hereunder, whether or not previously vested, shall be exercised after the time and date at which the Option holder's services with the Employer are terminated in a Termination for Cause, or, in the case of an Eligible Director, removal for cause in accordance with the Employer's by-laws.

      Section 5.6 Additional Restrictions on Incentive Stock Options.

      An Option granted to an Eligible Employee designated by the Committee to be an Incentive Stock Option shall be subject to the following limitations:

            (a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

            (b) The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

            (c) The Option Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an Option Period that does not satisfy this requirement, the designated Option Period shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

            (d) An Incentive Stock Option that is exercised during its designated Option Period but more than:

                  (i) three (3) months after the termination of employment with the Company, a parent or a subsidiary (other than on account of disability within the meaning of section 22(e)(3) of the Code or death) of the Eligible Employee to whom it was granted; and

                  (ii) one (1) year after such individual's termination of
            employment with the Company, a parent or a subsidiary due to disability (within the meaning of section 22(e)(3) of the Code) or death;

may be exercised in accordance with the terms but shall at the time of exercise be treated as a Non-Qualified Stock Option; and

            (e) Except with the prior written approval of the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of (i) the second anniversary of the date on which the Incentive Stock Option was granted, or (ii) the first anniversary of the date on which the Shares were acquired.

                                  ARTICLE VI

                             OPTIONS -- IN GENERAL

      Section 6.1 Method of Exercise.

            (a) Subject to the limitations of the Plan and the Option agreement, an Option holder may, at any time during the Option Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option holder shall exercise an Option to purchase Shares by:

                  (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

                  (ii) delivering to the Committee full payment, consistent
            with section 6.1(b), for the Shares as to which the Option is to be exercised; and

                  (iii) satisfying such other conditions as may be prescribed in the Option agreement.

            (b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent permitted by the Committee, in the form of Shares already owned by the Option holder having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid. Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee shall have no obligation to allow, and may in its sole and absolute discretion decline to allow, the use of any exercise method described in section 6.1(b) in any one or more case or in all cases.

            (c) When the requirements of section 6.1(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 7.3.

      Section 6.2 Limitations on Options.

            (a) An Option by its terms shall not be transferable by the Option holder other than to Family Members or Non-Profit Organizations or by will or by the laws of descent and distribution and shall be exercisable, during the lifetime of the Option holder, only by the Option holder, a Family Member or a Non-Profit Organization. Any such transfer shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and shall be recognized only if such notice is received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Option, all of the rights, privileges and obligations which would attach thereunder to the transferor if the Option were issued to such transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend on the life, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically described herein. Notwithstanding the foregoing, an Incentive Stock Option is not transferable by an Eligible Employee other than by will or the laws of descent and distribution, and is exercisable, during his lifetime, solely by him.

            (b) The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

                                  ARTICLE VII

                           AMENDMENT AND TERMINATION

      Section 7.1 Termination.

      The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option agreements evidencing such Options.

      Section 7.2 Amendment.

      The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with section 162(m) of the Code, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.

      Section 7.3 Adjustments in the Event of a Business Reorganization.

            (a) In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of record of Shares, the number of Shares covered by each outstanding Option and the number of Shares available to any individual or group of individuals pursuant to section 3.1 shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a Person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price of the Options shall be adjusted by dividing the Exercise Price by such number of Shares; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

            (b) In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, any Options granted under the Plan which remain outstanding shall be converted into options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate exercise price and the value exchanged for outstanding Shares in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per optioned Share equal to the excess (if any) of the value exchanged for an outstanding Share in such merger, consolidation or other business reorganization over the Exercise Price of the Option being canceled.

                                 ARTICLE VIII

                                 MISCELLANEOUS

      Section 8.1 Status as an Employee Benefit Plan.

      This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

      Section 8.2 No Right to Continued Employment.

      Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to a continuation of his or her position as a director or employee of the Company. The Employers reserve the right to remove any Eligible Director or dismiss any Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

      Section 8.3 Construction of Language.

      Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

      Section 8.4 Governing Law.

      The Plan shall be construed, administered and enforced according to the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The Plan shall be construed to comply with applicable OTS Regulations.

      Section 8.5 Headings.

      The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

      Section 8.6 Non-Alienation of Benefits.

      The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

      Section 8.7 Taxes.

      The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld under applicable law.

      Section 8.8 Notices.

      Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

            (a)   If to the Committee:

                  Westfield Financial, Inc.
                  141 Elm Street
                  Westfield, Massachusetts 01085

                  Attention:  Corporate Secretary

            (b) If to an Option holder, to the Option holder's address as shown in the Employer's records.

      Section 8.9 Required Regulatory Provisions.

      The grant and settlement of Options under this Plan shall be conditioned upon and subject to compliance with section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

      Section 8.10 Approval of Shareholders.

      The Plan shall not be effective or implemented unless approved by the holders of a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company in which case the Plan shall be effective as of the later of (a) July 3, 2007 or (b) the date of such approval. No Option shall be granted prior to the date on which the Plan becomes effective.

                                  ARTICLE IX

         ADDITIONAL PROVISIONS SUBJECT TO FURTHER SHAREHOLDER APPROVAL

      Section 9.1 Accelerated Vesting Upon Retirement.

      Notwithstanding anything in the Plan to the contrary, but subject to section 9.3, in the event of an Option holder's Retirement, all Options granted to the Option holder under the Plan on the date of the Option holder's Retirement shall, to the extent not already exercisable, become exercisable on the date of the Option holder's Retirement.

      Section 9.2 Discretion to Establish Vesting Schedules and Certain Plan Limits.

      Notwithstanding anything in this Plan to the contrary, but subject to section 9.3 hereof, section 5.5(b) shall apply in determining the exercisability of Options granted to Eligible Employees and Eligible Directors only if no different vesting schedule is established by the Committee and specified in the agreement evidencing the outstanding Option which the Committee may do in its discretion. In addition, the limits imposed by section 3.1(b) shall not apply.

      Section 9.3 No Effect Prior to Shareholder Approval.

      Notwithstanding anything contained in this Article IX to the contrary, the provisions of this Article IX shall not be applied, and shall be of no force or effect, unless and until the shareholders of the Company shall have approved such provisions by affirmative vote of the holders of a majority of the Shares represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held on or after January 3, 2008.

                                                                     APPENDIX B




                           WESTFIELD FINANCIAL, INC.

                      2007 RECOGNITION AND RETENTION PLAN




                             --------------------

                               TABLE OF CONTENTS

                                                                           Page

                                   ARTICLE I

                                    PURPOSE

Section 1.1    General Purpose of the Plan....................................5

                                   ARTICLE II

                                  DEFINITIONS

Section 2.1    Award..........................................................5
Section 2.2    Award Notice...................................................5
Section 2.3    Bank...........................................................5
Section 2.4    Beneficiary....................................................5
Section 2.5    Board..........................................................5
Section 2.6    Change of Control..............................................5
Section 2.7    Code...........................................................7
Section 2.8    Committee......................................................7
Section 2.9    Company........................................................7
Section 2.10   Disability.....................................................7
Section 2.11   Disinterested Board Member.....................................7
Section 2.12   Effective Date.................................................7
Section 2.13   Eligible Director..............................................7
Section 2.14   Eligible Employee..............................................7
Section 2.15   Employer.......................................................8
Section 2.16   Exchange Act...................................................8
Section 2.17   OTS Regulation.................................................8
Section 2.18   Fund...........................................................8
Section 2.19   Funding Agent..................................................8
Section 2.20   Funding Agreement..............................................8
Section 2.21   Person.........................................................8
Section 2.22   Plan...........................................................8
Section 2.23   Retirement.....................................................8
Section 2.24   Service........................................................8
Section 2.25   Share..........................................................9

                                  ARTICLE III

                          SHARES AVAILABLE UNDER PLAN

Section 3.1    Shares Available Under Plan....................................9

                                   ARTICLE IV

                                 ADMINISTRATION

Section 4.1    Committee......................................................9
Section 4.2    Committee Action...............................................9
Section 4.3    Committee Responsibilities....................................10

                                   ARTICLE V

                                    THE FUND

Section 5.1    Contributions.................................................10
Section 5.2    The Fund......................................................10
Section 5.3    Investments...................................................10

                                   ARTICLE VI

                                     AWARDS

Section 6.1    To Eligible Directors.........................................11
Section 6.2    To Eligible Employees.........................................11
Section 6.3    Awards in General.............................................11
Section 6.4    Share Allocations.............................................11
Section 6.5    Dividend Rights...............................................11
Section 6.6    Voting Rights.................................................12
Section 6.7    Tender Offers.................................................12
Section 6.8    Limitations on Awards.........................................13

                                  ARTICLE VII

                                    VESTING

Section 7.1    Vesting of Awards.............................................14
Section 7.2    Designation of Beneficiary....................................14
Section 7.3    Manner of Distribution........................................15
Section 7.4    Taxes.........................................................15

                                  ARTICLE VIII

                           AMENDMENT AND TERMINATION

Section 8.1    Termination...................................................16
Section 8.2    Amendment.....................................................16
Section 8.3    Adjustments in the Event of a Business Reorganization.........16

                                   ARTICLE IX

                                 MISCELLANEOUS

Section 9.1    Status as an Employee Benefit Plan............................17
Section 9.2    No Right to Continued Employment..............................17
Section 9.3    Construction of Language......................................17
Section 9.4    Governing Law.................................................17
Section 9.5    Headings......................................................17
Section 9.6    Non-Alienation of Benefits....................................17
Section 9.7    Notices.......................................................18
Section 9.8    Required Regulatory Provisions................................18
Section 9.9    Approval of Shareholders......................................18

                                   ARTICLE X

         ADDITIONAL PROVISIONS SUBJECT TO FURTHER SHAREHOLDER APPROVAL

Section 10.1   Accelerated Vesting Upon Retirement...........................18
Section 10.2   Discretion to Establish Vesting Schedules and Certain
                Plan Limits..................................................19
Section 10.3   No Effect Prior to Stockholder Approval.......................19

                           WESTFIELD FINANCIAL, INC.

                      2007 RECOGNITION AND RETENTION PLAN

                                   ARTICLE I

                                    PURPOSE

      Section 1.1 General Purpose of the Plan.

      The purpose of the Plan is to promote the growth and profitability of Westfield Financial, Inc. and its affiliated companies and to provide eligible directors, certain key officers and employees of Westfield Financial, Inc. and its affiliated companies with an incentive to achieve corporate objectives, to attract and retain directors, key officers and employees of outstanding competence and to provide such directors, officers and employees with an equity interest in Westfield Financial, Inc. and its affiliated companies.

                                   ARTICLE II

                                  DEFINITIONS

      The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

      Section 2.1 Award means a grant of Shares to an Eligible Director or Eligible Employee pursuant to section 6.1 or 6.2.

      Section 2.2 Award Notice means, with respect to a particular Award, a written instrument signed by the Company and the Awards recipient evidencing the granting of the Award and establishing the terms and conditions thereof.

      Section 2.3 Bank means Westfield Bank and any successor thereto.

      Section 2.4 Beneficiary means the Person designated by an Eligible Director or Eligible Employee pursuant to section 7.2 to receive distribution of any Shares available for distribution to such Eligible Director or Eligible Employee, in the event such Eligible Director or Eligible Employee dies prior to receiving distribution of such Shares.

      Section 2.5 Board means the Board of Directors of the Company.

      Section 2.6 Change of Control means any of the following events:

            (a) the consummation of a reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which:

                  (i) at least 51% of the equity ownership interests of the
            entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act")) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

                  (ii) at least 51% of the securities entitled to vote
            generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

            (b) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert;

            (c) a complete liquidation or dissolution of the Company;

            (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the board of directors of the Company do not belong to any of the following groups:

                  (i) individuals who were members of the board of directors of the Company on the Effective Date; or

                  (ii) individuals who first became members of the board of
            directors of the Company after the Effective Date either:

                        (A) upon election to serve as a member of the board of
                  Directors of the Company by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

                        (B) upon election by the shareholders of the Company to
                  serve as a member of such board, but only if nominated for election by affirmative vote of three-quarters of the members of the board of directors of the Company, or of a nominating committee thereof, in office at the time of such first nomination;

            provided, however, that such individual's election or nomination did not result from an actual or threatened election contest or other actual or threatened solicitation of proxies or consents other than by or on behalf of the board of directors of the Company;

            (e) approval by the stockholders of the Company of any agreement, plan or arrangement for the consummation of a transaction which, if consummated, would result in the occurrence of an event described in section 2.6(a), (b), (c) or (d); or

            (f) any event which would be described in section 2.6(a), (b), (c),
      (d) or (e) if the term "Bank" were substituted for the term "Company" therein.

In no event, however, shall a Change of Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 2.6, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

      Section 2.7 Code means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

      Section 2.8 Committee means the Committee described in section 4.1.

      Section 2.9 Company means Westfield Financial, Inc., a Massachusetts corporation, and any successor thereto.

      Section 2.10 Disability means a condition of total incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

      Section 2.11 Disinterested Board Member means a member of the Board who
(a) is not a current employee of the Company or a subsidiary, (b) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director, except in an amount for which disclosure would not be required pursuant to Item 404(a) of the proxy solicitation rules of the Securities and Exchange Commission and (c) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or
(b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act.

      Section 2.12 Effective Date means [ ], 2007.

      Section 2.13 Eligible Director means a member of the board of directors of an Employer who is not also an employee of any Employer.

      Section 2.14 Eligible Employee means any employee whom the Committee may determine to be a key officer or employee of the Employer and selects to receive an Award pursuant to the Plan.

      Section 2.15 Employer means the Company, the Bank and any successor thereto and, with the prior approval of the Board of Directors of the Company, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employee or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

      Section 2.16 Exchange Act means the Securities and Exchange Act of 1934, as amended.

      Section 2.17 OTS Regulation means the rules and regulations of the Office of Thrift Supervision.

      Section 2.18 Fund means the corpus (consisting of contributions paid over to the Funding Agent, and investments thereof), and all earnings, appreciations or additions thereof and thereto, held by the Funding Agent under the Funding Agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan.

      Section 2.19 Funding Agent means the trustee or custodian of the Fund from time to time in office. The Funding Agent shall serve as Funding Agent until it is removed or resigns from office and is replaced by a successor Funding Agent or Funding Agents appointed by Westfield Financial, Inc.

      Section 2.20 Funding Agreement means the agreement between Westfield Financial, Inc. and the Funding Agent therein named or its successor pursuant to which the Fund shall be held in trust or custody.

      Section 2.21 Person means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

      Section 2.22 Plan means the Westfield Financial, Inc. 2007 Recognition and Retention Plan as amended from time to time.

      Section 2.23 Retirement means with respect to an Eligible Employee, termination of all service for all Employers as an employee at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Bank, whether or not the individual in question actually participates in any such tax-qualified plan of the Bank, and in the case of an Eligible Director, termination of all service for all Employers as a voting member of the Employer's board of directors after the attainment of the latest age at which the Eligible Director is eligible for election or appointment as a voting member of the Employer's board of directors under the Employer's charter.

      Section 2.24 Service means service for the Company (or any subsidiary or affiliate) as an employee in any capacity, service as a director or emeritus director or advisory director of the Company.

      Section 2.25 Share means a share of common stock of Westfield Financial, Inc., par value $.01 per share.

                                  ARTICLE III

                          SHARES AVAILABLE UNDER PLAN

      Section 3.1 Shares Available Under Plan.

            (a) The maximum number of Shares available for Awards under the Plan shall be 624,041, subject to adjustment pursuant to section 8.3.

            (b) An aggregate maximum of 187,212 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to Eligible Directors, and a maximum of 31,202 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to any one Eligible Director.

            (c) An aggregate maximum of 624,041 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to Eligible Employees, and a maximum of 156,010 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to any one Eligible Employee.

                                  ARTICLE IV

                                 ADMINISTRATION

      Section 4.1 Committee.

      The Plan shall be administered by the Compensation Committee (the "Committee") consisting of all members of the Board or, if designated by the Board, by a committee comprised solely of Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

      Section 4.2 Committee Action.

      The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Chair of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

      Section 4.3 Committee Responsibilities.

      Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

            (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for Awards under the Plan, the amount of Shares, if any, to be granted pursuant to an Award, and the terms and conditions of such Award;

            (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

            (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

                                   ARTICLE V

                                    THE FUND

      Section 5.1 Contributions.

      Westfield Financial, Inc. shall contribute, or cause to be contributed, to the Fund, from time to time, such amounts of money or property as shall be determined by the Board, in its discretion. No contributions by Eligible Directors or Eligible Employees shall be permitted.

      Section 5.2 The Fund.

      The Fund shall be held and invested under the Funding Agreement with the Funding Agent. The provisions of the Funding Agreement shall include provisions conferring powers on the Funding Agent as to investment, control and disbursement of the Trust Fund, and such other provisions not inconsistent with the Plan as may be prescribed by or under the authority of the Board. No bond or security shall be required of any Funding Agent at any time in office.

      Section 5.3 Investments.

      The Funding Agent shall invest the Trust Fund in Shares and in such other investments as may be permitted under the Funding Agreement, including savings accounts, time or other interest bearing deposits in or other interest bearing obligations of the Company, in such proportions as shall be determined by the Committee; provided, however, that in no event shall the Fund be used to purchase more than 624,041 Shares (subject to adjustment pursuant to section 8.3). Notwithstanding the immediately preceding sentence, the Funding Agent may temporarily invest the Fund in short-term obligations of, or guaranteed by, the U.S. Government or an agency thereof, or the Funding Agent may retain the Trust Fund uninvested or may sell assets of the Fund to provide amounts required for purposes of the Plan.

                                  ARTICLE VI

                                     AWARDS

      Section 6.1 To Eligible Directors.

      Subject to the limitations of the Plan and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Director may be granted an Award shall be determined by the Committee in its discretion; provided, however, that in no event shall the number of Shares allocated to an Eligible Director in an Award exceed the number of Shares then held in the Fund and not allocated in connection with other Awards.

      Section 6.2 To Eligible Employees.

      Subject to the limitations of the Plan and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted an Award shall be determined by the Committee in its discretion; provided, however, that in no event shall the number of Shares allocated to an Eligible Employee in an Award exceed the number of Shares then held in the Trust and not allocated in connection with other Awards.

      Section 6.3 Awards in General.

      Any Award shall be evidenced by an Award Notice issued by the Committee to the Eligible Director or Eligible Employee, which notice shall:

            (a) specify the number of Shares covered by the Award;

            (b) specify the date of grant of the Award;

            (c) specify the dates on which such Shares shall become vested; and

            (d) contain such other terms and conditions not inconsistent with the Plan as the Board or Committee may, in its discretion, prescribe.

      Section 6.4 Share Allocations.

      Upon the grant of an Award to an Eligible Director or Eligible Employee, the Committee shall notify the Funding Agent of the Award and of the number of Shares subject to the Award. Thereafter, until such time as the Shares subject to such Award become vested or are forfeited, the books and records of the Funding Agent shall reflect that such number of Shares have been awarded to such Award recipient.

      Section 6.5 Dividend Rights.

            (a) Unless the Committee determines otherwise with respect to any Award and specifies such determination in the relevant Award Notice, any cash dividends or distributions declared and paid with respect to Shares subject to the Award that are, as of the record date for such dividend, allocated to an Eligible Director or Eligible Employee in connection with such Award shall be promptly paid to and retained by such Eligible Director or Eligible Employee. Any cash dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated to any Eligible Director or Eligible Employee in connection with any Award shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Funding Agent.

            (b) Unless the Committee determines otherwise with respect to any Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid in property other than cash with respect to Shares shall be subject to the same vesting and other restrictions as the Shares to which the Award relates. Any such dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated to any Eligible Director or Eligible Employee in connection with any Award shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Funding Agent or, in the case of a stock dividend, used for future Awards.

      Section 6.6 Voting Rights.

            (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested shall have the right to exercise, or direct the exercise of, all voting rights appurtenant to unvested Shares related to such Award. Such a direction for any Shares as to which the Eligible Director or Eligible Employee is not the record owner shall be given by completing and filing, with the inspector of elections, the Funding Agent or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the voting rights appurtenant to the Shares allocated to him shall not be exercised.

            (b) To the extent that the Fund contains Shares that are not allocated in connection with an Award, all voting rights appurtenant to such Shares shall be exercised by the Funding Agent in such manner as the Committee shall direct to reflect the voting directions given by Eligible Directors or Eligible Employees with respect to Shares allocated in connection with their Awards.

            (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Employee who is not the record holder of the Shares relating to his or her Award all annual reports, proxy materials and other information furnished by Westfield Financial, Inc., or by any proxy solicitor, to the holders of Shares.

      Section 6.7 Tender Offers.

            (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested shall have the right to respond, or to direct the response, with respect to the Shares related to such Award, to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction for any Shares as to which the Eligible Director or Eligible Employee is not the record owner shall be given by completing and filing, with the inspector of elections, the Funding Agent or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the Shares shall not be tendered or exchanged.

            (b) To the extent that the Fund contains Shares that are not allocated in connection with an Award, all responses to tender, exchange and other offers appurtenant to such Shares shall be given by the Funding Agent in such manner as the Committee shall direct to reflect the responses given by Eligible Directors or Eligible Employees with respect to Shares allocated in connection with their Awards.

            (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Employee, all information furnished by the offeror to the holders of Shares.

      Section 6.8 Limitations on Awards.

            (a) No Award shall be granted under the Plan prior to the later of the date on which the Plan is approved by shareholders pursuant to section 9.9 or July 3, 2007;

            (b) No Award granted under the Plan prior to shareholder approval of section 10.2 hereof shall become vested more rapidly than under the following schedule:

                  (i) prior to the first anniversary of the grant date, no part of any Award shall be vested in the absence of the death or Disability of the Award recipient or upon a Change of Control;

                  (ii) on and after the first anniversary of the grant date and prior to the second anniversary of the grant date, an Award will be vested as to a maximum of twenty percent (20%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient or upon a Change of Control;

                  (iii) on and after the second anniversary of the grant date and prior to the third anniversary of the grant date, an Award may be vested as to a maximum of forty percent (40%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient or upon a Change of Control;

                  (iv) on and after the third anniversary of the grant date and prior to the fourth anniversary of the grant date, an Award may be vested as to a maximum of sixty percent (60%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient or upon a Change of Control;

                  (v) on and after the fourth anniversary of the grant date and prior to the fifth anniversary of the grant date, an Award may be vested as to a maximum of eighty percent (80%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient or upon a Change of Control; and

                  (vi) on and after the fifth anniversary of the grant date, the Award may be vested as to one hundred percent (100%) of the Shares subject to the Award when granted; and

                  (vii) an Award may become fully vested on the date of the
            Award holder's death, Disability or upon a Change of Control without regard to the time expired from and after the Effective Date and the grant date.

            (c) An Award by its terms shall not be transferable by the Eligible Director or Eligible Employee other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Award and held in the Trust shall be distributable, during the lifetime of the Recipient, only to the Recipient.

                                  ARTICLE VII

                                    VESTING

      Section 7.1 Vesting of Awards.

      Subject to the terms and conditions of the Plan, unless otherwise determined by the Committee and specified in the Award Notice relating to an Award, Shares subject to each Award granted to an Eligible Director or Eligible Employee under the Plan shall become vested as follows: (i) twenty percent (20%) of such Shares shall become vested on the first anniversary of the date of grant; (ii) an additional twenty percent (20%) of such Shares shall become vested on the second anniversary of the date of grant; (iii) an additional twenty percent (20%) of such Shares shall become vested on the third anniversary of the date of grant; (iv) an additional twenty percent (20%) of such Shares shall become vested on the fourth anniversary of the date of grant;
(v) an additional twenty percent (20%) of such Shares shall become vested on the fifth anniversary of the date of grant; provided that to the extent that any Award shall not have become vested prior to the date on which the Award holder terminates Service with an Employer such Award shall not thereafter become vested and provided, further, an Award shall become 100% vested upon the Award recipient's death, Disability or upon the occurrence of a Change of Control while in the Service of an Employer.

      Section 7.2 Designation of Beneficiary.

      An Eligible Director or Eligible Employee who has received an Award may designate a Beneficiary to receive any undistributed Shares that are, or become, available for distribution on, or after, the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Director or Eligible Employee dies prior to the Eligible Director or Eligible Employee, or in the event that no Beneficiary has been designated, any undistributed Shares that are, or become, available for distribution on, or after, the Eligible Director's or Eligible Employee's death shall be paid to the executor or administrator of the Eligible Director's or Eligible Employee's estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

      Section 7.3 Manner of Distribution.

            (a) Except as provided in section 7.3(b), as soon as practicable following the date any Shares granted pursuant to an Award become vested pursuant to sections 7.1, the Committee shall take such actions as are necessary to cause the transfer of record ownership of the Shares that have become vested from the Funding Agent to the Award holder and shall cause the Funding Agent to distribute to the Award holder all property other than Shares then being held in connection with the Shares being distributed.

            (b) The Committee may, in its discretion, cause the transfer to an Award recipient of record ownership of the Shares subject to such Award that have not yet vested. Any such Shares shall be held in certificated form only, and the certificate therefor shall bear the following or a substantially similar legend:

            The securities evidenced hereby are subject to the terms of an Award Notice dated [date] between the issuer and [name of Award recipient] pursuant to the Westfield Financial, Inc. 2007 Recognition and Retention Plan, a copy of which is on file with the issuer and may be inspected at the issuer's executive offices at 141 Elm Street, Westfield, Massachusetts 01085. No sale, transfer, hypothecation or other disposition of these securities may be made except in compliance with the terms of such Award Notice and the terms of the Plan.

            (c) The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Director or Eligible Employee or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

      Section 7.4 Taxes.

      The Company, the Committee or the Funding Agent shall have the right to require any person entitled to receive Shares pursuant to an Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

                                 ARTICLE VIII

                           AMENDMENT AND TERMINATION

      Section 8.1 Termination.

      The Board may suspend or terminate the Plan in whole or in part at any time by giving written notice of such suspension or termination to the Committee; provided, however, that the Plan may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the Plan, the Funding Agent shall make distributions from the Fund in such amounts and to such persons as the Committee may direct and shall return the remaining assets of the Fund, if any, to Westfield Financial, Inc.

      Section 8.2 Amendment.

      The Board may amend or revise the Plan in whole or in part at any time; provided, however, that no such amendment or revision shall alter the stockholder approval standard set forth in Article X as a condition precedent to the effectiveness of Article X or otherwise directly or indirectly give effect to the substance of the provisions of Article X without compliance with the stockholder approval requirement set forth therein.

      Section 8.3 Adjustments in the Event of a Business Reorganization.

            (a) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which Westfield Financial, Inc. is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each person who is then a holder of record of Shares, the number of Shares held or permitted to be held in the Fund, the number of Shares covered by outstanding Awards, and the number of Shares available as Awards in total or to particular individuals or groups shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a person who, immediately prior to such event, was the holder of record of one Share, unless the Committee, in its discretion, establishes another appropriate method of adjustment.

            (b) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which Westfield Financial, Inc. is not the surviving entity, the Funding Agent shall hold in the Fund any money, stock, securities or other property received by holders of record of Shares in connection with such merger, consolidation, or other business reorganization. Any Award with respect to which Shares had been allocated to an Eligible Director or Eligible Employee shall be adjusted by allocating to the Eligible Director or Eligible Employee receiving such Award the amount of money, stock, securities or other property received by the Funding Agent for the Shares allocated to such Eligible Director or Eligible Employee, and such money, stock, securities or other property shall be subject to the same terms and conditions of the Award that applied to the Shares for which it has been exchanged.

                                  ARTICLE IX

                                 MISCELLANEOUS

      Section 9.1 Status as an Employee Benefit Plan.

      This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

      Section 9.2 No Right to Continued Employment.

      Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to continue in the service of any Employer. The Employers reserve the right to dismiss any Eligible Director or Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

      Section 9.3 Construction of Language.

      Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

      Section 9.4 Governing Law.

      The Plan shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal laws of the United States of America. The Plan shall be construed to comply with applicable OTS Regulations.

      Section 9.5 Headings.

      The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

      Section 9.6 Non-Alienation of Benefits.

      The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts; provided, however, that any recipient of an Award who makes an election pursuant to section 83(b) of the Code to include the value of the Shares subject to such Award in gross income for federal income purposes when granted rather than when vested shall have the right to margin such Shares to finance the payment of taxes. Any Shares so margined shall nevertheless remain subject to the forfeiture provisions and other terms and conditions of the Award.

      Section 9.7 Notices.

      Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is personally delivered or 5 days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other:

            (a)   If to the Committee:

                  Westfield Financial, Inc.
                  141 Elm Street
                  Westfield, Massachusetts 01085

                  Attention:  Corporate Secretary

            (b) If to an Eligible Director or Eligible Employee, to the Eligible Director's or Eligible Employee's address as shown in the Employer's records.

      Section 9.8 Required Regulatory Provisions.

      The making and payment of Awards under this Plan shall be conditioned upon and subject to compliance with section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

      Section 9.9 Approval of Shareholders.

      The Plan shall not be effective or implemented unless approved by the holders of a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company in which case the Plan shall be effective as of the later of (a) July 3, 2007 or (b) the date of such approval. No Award shall be made prior to the date on which the Plan becomes effective.

                                   ARTICLE X

         ADDITIONAL PROVISIONS SUBJECT TO FURTHER SHAREHOLDER APPROVAL

      Section 10.1 Accelerated Vesting Upon Retirement.

      Notwithstanding anything in the Plan to the contrary, but subject to section 10.3, unless otherwise determined by the Committee and specified in the Award Notice relating to an

Award in the event of an Award recipient's Retirement, all Awards granted to the Award recipient under the Plan on the date of the Award recipient's Retirement shall, to the extent not already vested, become vested on the date of the Award recipient's Retirement.

      Section 10.2 Discretion to Establish Vesting Schedules and Certain Plan Limits.

      Notwithstanding anything in this Plan to the contrary, but subject to section 10.3 hereof, sections 6.8(b) and 7.1 shall apply in determining the vesting schedule of Awards only if no different vesting schedule is established by the Committee and specified in the Award Notice which the Committee may do in its discretion. In addition, the limits imposed by sections 3.1(b) and 3.1(c) shall no longer apply.

      Section 10.3 No Effect Prior to Stockholder Approval.

      Notwithstanding anything contained in this Article X to the contrary, the provisions of this Article X shall not be applied, and shall be of no force or effect, unless and until the shareholders of the Company shall have approved such provisions by affirmative vote of the holders of a majority of the Shares represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held on or after January 3, 2008.

Westfield Financial, Inc.                                        REVOCABLE PROXY

    This Proxy is solicited on behalf of the Board of Directors of
                           Westfield Financial, Inc.
      for the Annual Meeting of Shareholders to be held on July 19, 2007.

The undersigned shareholder of Westfield Financial, Inc. hereby appoints James
C. Hagan and Donald A. Williams, and each of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Westfield Financial, Inc. held of record by the undersigned on May 31, 2007, at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on July 19, 2007 at 10:00 a.m., Eastern Time, at the Sheraton Springfield Monarch Place Hotel, located at 1 Monarch Place, Springfield, Massachusetts 01144, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the Annual Meeting of Shareholders and Proxy Statement, dated June 18, 2007, and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR the election of all nominees listed in Item 1 and FOR the proposals listed in Items 2 and 3.

           PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

The Board of Directors unanimously recommends I Will Attend Annual Meeting. [ ] a vote FOR the nominees named in Item 1 and a Please Mark Your Choice Like This
vote FOR the proposals in Items 2 and 3.       in Blue or Black Ink.         [X]

--------------------------------------------------------------------------------
1. The election of three candidates to serve as directors for a term of office to expire in 2010. Nominees: Victor J. Carra, Richard C. Placek and Charles E. Sullivan.

      For             Withhold
      [ ]             [ ]
--------------------------------------------------------------------------------
      Instruction: TO WITHHOLD AUTHORITY to vote for any individual nominee(s), write that nominee's name(s) in the space provided:

      -----------------------------------------------------

--------------------------------------------------------------------------------
2.    The approval of the Westfield Financial, Inc. 2007 Stock Option Plan.

      For        Against        Abstain
      [ ]          [ ]            [ ]
--------------------------------------------------------------------------------
3. The approval of the Westfield Financial, Inc. 2007 Recognition and Retention Plan.

      For        Against        Abstain
      [ ]          [ ]            [ ]
--------------------------------------------------------------------------------


                              The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement for the Annual Meeting dated June 18, 2007.

                              --------------------------------------------------

                              --------------------------------------------------
                              Signature(s)

                              Dated:                                      , 2007
                                    --------------------------------------

                              Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.